UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Montpelier Re Holdings, Ltd.
(Name of Registrant as Specified In Its Charter)

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MONTPELIER RE HOLDINGS LTD.

Montpelier House, 94 Pitts Bay Road, Pembroke HM 08, Bermuda

NOTICE OF 2008 ANNUAL GENERAL MEETING OF SHAREHOLDERS

To Be Held On May 21, 2008

To Our Shareholders:

The 2008 Annual General Meeting of Members (herein referred to as “Shareholders”) of Montpelier Re Holdings Ltd. (the “Company”) will be held at the Company’s Principal Executive Offices at Montpelier House, 94 Pitts Bay Road, Pembroke HM 08, Bermuda on May 21, 2008, at 10:30 a.m. Atlantic Daylight Time.  At this meeting you will be asked to consider and vote on the following proposals:

1)              To fix the number of directors of the Company at thirteen and to elect five Class C directors to the Company’s Board of Directors (the “Board”) to a term expiring in 2011,

2)              To elect the designated company directors of Montpelier Reinsurance Ltd., a wholly-owned reinsurance company organized under the laws of Bermuda,

3)              To approve the adoption of the Company’s Second Amended and Restated Bye-laws, which would go into effect from the conclusion of the 2008 Annual Meeting of Shareholders (“2008 Annual Meeting”) and

4)              To appoint PricewaterhouseCoopers, an independent registered public accounting firm, of Hamilton, Bermuda as the Company’s independent auditor for 2008 and to authorize the Company’s Board, acting by the Company’s Audit Committee, to set their remuneration.

In addition, we will consider any other business as may properly come before the 2008 Annual Meeting or any adjournments thereof.

The Company’s audited financial statements for the year ended December 31, 2007, as approved by the Company’s Board, will be presented at the 2008 Annual Meeting.

The close of business on March 31, 2008 has been fixed as the record date for determining the Shareholders entitled to notice of and to vote at the 2008 Annual Meeting or any adjournments thereof. For a period of at least 10 days prior to the 2008 Annual Meeting, a complete list of Shareholders entitled to vote at the 2008 Annual Meeting will be open for examination by any Shareholder during ordinary business hours at the offices of the Company at Montpelier House, 94 Pitts Bay Road, Pembroke HM 08, Bermuda.  This Proxy Statement, the Notice of the 2008 Annual General Meeting of Shareholders and the accompanying form of proxy are being first mailed to Shareholders on or about April 15, 2008.

For your convenience, the Company’s Proxy Statement, Annual Report and other proxy materials are also available at: http://ww3.ics.adp.com/streetlink/MRH.

Shareholders are urged to complete, date, sign and return the enclosed proxy card to Montpelier Re Holdings Ltd. in the accompanying envelope, which does not require postage if mailed in the United States. Signing and returning a proxy card will not prohibit you from attending the 2008 Annual Meeting. Please note that the person designated as your proxy need not be a Shareholder. Persons who hold their shares in a brokerage account or through a nominee will likely have the added flexibility of directing the voting of their shares by telephone or over the internet.

By Order of the Board,

JONATHAN B. KIM

Secretary

Hamilton, Bermuda

April 2, 2008

The Company is an exempted limited liability company incorporated in 2001 under the laws of Bermuda.  The Company, through its subsidiaries and affiliates in Bermuda, the United States (“U.S.”) and Europe, provides customized, innovative, and timely reinsurance and insurance solutions to the global market.

The Company’s principal wholly-owned operating subsidiary, Montpelier Reinsurance Ltd. (“Montpelier Re”), is a Bermuda Class 4 insurer. We provide marketing services to Montpelier Re through our wholly-owned subsidiary, Montpelier Marketing Services Limited (“MMSL”), a United Kingdom (“U.K.”) company based in London.

On July 1, 2007, we commenced the operations of our newly-formed Lloyd’s of London syndicate known as Montpelier Syndicate 5151 (“Syndicate 5151”). Montpelier Capital Limited (“MCL”), a wholly-owned subsidiary of the Company, serves as Syndicate 5151’s sole corporate member. Syndicate 5151 accepts insurance and reinsurance business from a third party Lloyd’s Managing Agent based in London, our wholly-owned U.S. managing general agent, Montpelier Underwriting Inc. (“MUI”), and from our wholly-owned Swiss subsidiary, Montpelier Europa AG (“MEAG”).

On November 1, 2007, we acquired Montpelier U.S. Insurance Company (“MUSIC”), a property and casualty insurance company which had no employees or in force premium at the time of acquisition.  MUSIC is an admitted insurer in Oklahoma and is authorized as an excess and surplus lines insurer in 37 additional states.

We provide insurance, accounting, finance, advisory and information technology services to our affiliates through several wholly-owned subsidiaries, including our U.S. subsidiary, Montpelier Technical Resources Ltd. (“MTR”).

We also have an investment in Blue Ocean Re Holdings Ltd. (“Blue Ocean”), a holding company that owns Blue Ocean Reinsurance Ltd. (“Blue Ocean Re”), a Bermuda Class 3 insurer. During the second half of 2007, Blue Ocean Re ceased writing new business and is not currently expected to write any new business during 2008.

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MONTPELIER RE HOLDINGS LTD.

Montpelier House, 94 Pitts Bay Road, Pembroke HM 08, Bermuda

PROXY STATEMENT

2008 Annual General Meeting of Shareholders

May 21, 2008

General Information

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board to be voted at the 2008 Annual Meeting to be held at the Company’s Principal Executive Offices at Montpelier House, 94 Pitts Bay Road, Pembroke HM 08, Bermuda on May 21, 2008 at 10:30 a.m. Atlantic Daylight Time, or any postponement or adjournment thereof. This Proxy Statement, the Notice of 2008 Annual General Meeting of Shareholders and the accompanying form of proxy are being first mailed to Shareholders on or about April 15, 2008.

As of March 31, 2008, the record date for the determination of persons entitled to receive notice of, and to vote at, the 2008 Annual Meeting, there were 94,505,314 common shares of the Company, par value U.S. 1/6 cent per share (“Common Shares”), issued and outstanding.  Common Shares are our only class of equity securities outstanding and entitled to vote at the 2008 Annual Meeting.

Holders of Common Shares are entitled to one vote on each matter to be voted upon by the Shareholders at the 2008 Annual Meeting for each share held. Pursuant to Section 51 of our Bye-laws, if, and so long as, the “controlled shares” (as defined below) of any person would otherwise represent more than 9.5% of the voting power of all of the Common Shares entitled to vote generally at an election of directors, then the votes conferred by the controlled shares owned by such person shall be reduced by whatever amount is necessary so that after any such reduction such votes shall constitute no more than 9.5% of the total voting power of all the Common Shares entitled to vote generally at any election of directors as set forth in our Bye-laws. In addition, our Board may adjust a Shareholder’s voting rights to the extent that it reasonably determines in good faith that it is necessary to do so to avoid adverse U.S. tax consequences or materially adverse legal or regulatory treatment to the Company or any subsidiary of the Company or to any Shareholder or affiliate controlled by such Shareholder. “Controlled shares” shall include, among other things, all Common Shares that a person is deemed to beneficially own directly, indirectly or constructively (within the meaning of Section 958 of the U.S. Internal Revenue Code).

In order to determine the number of controlled shares owned by each Shareholder, we are authorized to require any Shareholder to provide information as to that Shareholder’s beneficial share ownership, the names of persons having beneficial ownership of the Shareholder’s Common Shares, relationships with other Shareholders or any other facts the directors may deem relevant to a determination of the number of Common Shares attributable to any person. We may, in our reasonable discretion, disregard the votes attached to Common Shares of any holder failing to respond to such a request or submitting incomplete or inaccurate information.

The presence of two or more persons present in person and representing in person or by proxy in excess of 50% of the total combined voting power (that is the number of maximum possible votes entitled to attend and vote at a general meeting, after giving effect to Bye-law 51) of all of the issued and outstanding Common Shares throughout the meeting shall form a quorum for the transaction of business at the 2008 Annual Meeting.

At the 2008 Annual Meeting, Shareholders will also receive the report of our independent registered public accounting firm and may be asked to consider and take action with respect to such other matters as may properly come before the 2008 Annual Meeting.

Each of the Shareholder proposals presented herein will be decided by the affirmative vote of a majority of the voting rights attached to the Common Shares voted at the 2008 Annual Meeting, subject to Bye-law 51, provided a quorum is present. The Company intends to conduct all voting at the 2008 Annual Meeting by poll to be requested by the Chairman of the meeting, in accordance with the Company’s Bye-laws.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 21, 2008.  The Proxy Statement, Annual Report and other proxy materials are available at: http://ww3.ics.adp.com/streetlink/MRH.

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Solicitation and Revocation

PROXIES IN THE FORM ENCLOSED ARE BEING SOLICITED BY, OR ON BEHALF OF, THE BOARD. THE PERSONS NAMED IN THE ACCOMPANYING FORM OF PROXY HAVE BEEN DESIGNATED AS PROXIES BY THE BOARD.

Such persons designated as proxies serve as officers of the Company. Any Shareholder desiring to appoint another person to represent him or her at the 2008 Annual Meeting may do so either by inserting such person’s name in the blank space provided on the accompanying form of proxy, or by completing another form of proxy and, in either case, delivering an executed proxy to the Secretary of the Company at the address indicated herein, before the time of the 2008 Annual Meeting. It is the responsibility of the Shareholder appointing such other person to represent him or her as proxy to inform such person of this appointment.

All Common Shares represented by properly executed proxies which are returned and not revoked will be voted in accordance with the instructions, if any, given thereon. If no instructions are provided in a properly executed proxy, it will be voted FOR each of the proposals described herein and set forth on the accompanying form of proxy, and in accordance with the proxyholder’s best judgment as to any other business as may properly come before the 2008 Annual Meeting. If a Shareholder appoints a person other than the persons named in the enclosed form of proxy to represent him or her, such person will vote the Common Shares in respect of which he or she is appointed proxyholder in accordance with the directions of the Shareholder appointing him or her. Any Shareholder who executes a proxy may revoke it at any time before it is voted by delivering to the Secretary of the Company a written statement revoking such proxy, by executing and delivering a later dated proxy, or by voting in person at the 2008 Annual Meeting. Attendance at the 2008 Annual Meeting by a Shareholder who has executed and delivered a proxy to us shall not in and of itself constitute a revocation of such proxy.

Member brokerage firms of the New York Stock Exchange, Inc. (the “NYSE”) that hold Common Shares in street name for beneficial owners may, to the extent that such beneficial owners do not furnish voting instructions, vote in their discretion upon the proposals.

We will bear the cost of solicitation of proxies. We have engaged the firm of Georgeson Shareholder Communications Inc. to assist us in the solicitation of proxies for a fee of $7,500, plus the reimbursement of reasonable out of pocket expenses. Further solicitation may be made by our directors, officers and employees personally, by telephone, internet or otherwise, but such persons will not be specifically compensated for such services. We may also make, through bankers, brokers or other persons, a solicitation of proxies of beneficial holders of the Common Shares. Upon request, we will reimburse brokers, dealers, banks or similar entities acting as nominees for reasonable expenses incurred in forwarding copies of the proxy materials relating to the 2008 Annual Meeting to the beneficial owners of Common Shares which such persons hold of record.

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PROPOSAL 1

APPROVAL OF A THIRTEEN MEMBER BOARD AND ELECTION OF THE COMPANY’S CLASS C DIRECTORS

Our Bye-laws provide for a classified Board, divided into three classes of approximately equal size. Each director serves a three-year term, except in the case of a director appointed to fill a casual vacancy.

At the 2008 Annual Meeting, Shareholders are requested to fix the number of directors of the Company at thirteen (currently our Board is limited to twelve directors) and to elect five nominees to Class C with a term expiring in 2011.  Clement S. Dwyer, Jr., Candace L. Straight, J. Roderick Heller III, Ian M. Winchester and Christopher L. Harris have been nominated for election as Class C directors at the 2008 Annual Meeting by the Chairman of the Board.  If elected, each of Messrs. Dwyer, Heller, Winchester and Harris and Ms. Straight will serve for a three-year term expiring at the Company’s 2011 Annual General Meeting of Shareholders or until their respective successors are elected and qualified.  In the event that the Shareholders fail to elect each of the director nominees, the number elected shall be deemed to be the number of directors so fixed.

THE BOARD RECOMMENDS VOTING “FOR” PROPOSAL 1 WHICH CALLS FOR FIXING THE NUMBER OF DIRECTORS OF THE COMPANY AT THIRTEEN AND THE ELECTION OF EACH OF THE 2008 NOMINEES.

DIRECTORS AND EXECUTIVE OFFICERS

Directors and Director Nominees

The current members and nominees of the Board and terms of each class are set forth below:

Name	Age	Position	Director Since

Class A - term ending 2009

Anthony Taylor	62	Chairman and CEO	2001
Allan W. Fulkerson	74	Director	2001
K. Thomas Kemp	67	Director	2002
John D. Collins	69	Director	2007

Class B - term ending 2010

John F. Shettle, Jr.	53	Lead Director	2004
Morgan W. Davis	57	Director	2006
Wilbur L. Ross, Jr.	70	Director	2006
Thomas G.S. Busher	52	Deputy Chairman, COO and EVP	2007

Class C – term ending 2008 *

Clement S. Dwyer, Jr.	59	Director	2006
Candace L. Straight	60	Director	2006
J. Roderick Heller III	70	Director	2007
Ian M. Winchester	61	Director	2007
Christopher L. Harris	38	Director Nominee, President and Chief Underwriting and Risk Officer	—

*  Nominated to be elected at the 2008 Annual Meeting to a term ending in 2011.

Of the nominees for election at the 2008 Annual Meeting, Messrs. Dwyer, Heller and Winchester and Ms. Straight were previously elected by Shareholders, and have been nominated by the Compensation and Nominating Committee for re-election.  The appointment of Mr. Harris to the Board was recommended to the Compensation and Nominating Committee by the Chairman in conjunction with Mr. Harris’ appointment as CEO, which becomes effective July 1, 2008.

The following information presents the principal occupation, business experience, and recent business activities involving the Company and other affiliations of the current directors and nominees.

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Class A Directors, term expiring in 2009:

Anthony Taylor.  Mr. Taylor serves as our Chairman and Chief Executive Officer (“CEO”).  Mr. Taylor was appointed Chairman on February 27, 2004 and served as our President and CEO between January 1, 2002 and December 31, 2007.  On March 13, 2008, the Company announced that Mr. Taylor will relinquish his role as CEO of the Company on June 30, 2008 to Mr. Harris and, from July 1, 2008, will assume the role of Executive Chairman.  From 1983 until December 1998, Mr. Taylor was associated with Lloyd’s Syndicate Number 51 “A Taylor & Others,” which was initially managed by Willis Faber Agencies and, after a management buyout, by Wellington Underwriting Agencies Limited (“Wellington”) of which Mr. Taylor was a founding director. From 1999 until 2001, Mr. Taylor was Chairman of Wellington Underwriting Inc., as well as Underwriting Director of Wellington. During 2001, Mr. Taylor was Chairman of Wellington Underwriting Agencies Limited and Deputy Chairman of Wellington Underwriting plc (“Wellington Underwriting”). Prior to 1999, Mr. Taylor served as the Active Underwriter of Lloyd’s Syndicate Number 51. Mr. Taylor is a Fellow of the Chartered Insurance Institute and has held various committee and board positions for the Lloyd’s of London (“Lloyd’s”) market.

Allan W. Fulkerson.  Mr. Fulkerson is a managing member of Red Hill Capital, LLC. Previously, he served for more than ten years as President and CEO of Century Capital Management, Inc. and Chairman of Century Shares Trust, investment organizations which have specialized in the insurance industry.  Mr. Fulkerson currently serves as a director of Argo Group International, Ltd. and HCC insurance Holdings, Inc.   He has served as director of more than twenty public and private companies, including Risk Capital Holdings, Inc., Tempest Reinsurance Co., United Educators Risk Retention Group, Inc. and Wellington Underwriting plc. Among his non-profit involvements, he has served as a member of the Dean’s Council at Harvard University’s Kennedy School of Government and currently as a member of the Visiting Committee for the Center for Development Economics at Williams College.  Mr. Fulkerson graduated from Williams College which awarded him an honorary Doctor of Laws in 2004.

K. Thomas Kemp.  From 2001 to 2004 Mr. Kemp served as our Chief Financial Officer (“CFO”), and from 2002 to 2007 he served as a Vice President of the Company in an advisory role for which he received no compensation. Mr. Kemp was a director of White Mountains Insurance Group Ltd. (“White Mountains”) from 1994 to March 2004. He was also President of White Mountains from June 2001 until December 2002. From January 2000 to June 2001, Mr. Kemp was Deputy Chairman, and from 1997 to 2000, he was President and CEO of White Mountains. Mr. Kemp was a director of Folksamerica Reinsurance Company, Fund American Reinsurance Company, Ltd. and PECO Pallets, Inc. until 2004. He currently serves as a director of Artemis Woman, LLC and Main Street America Group.

John D. Collins.  Mr. Collins is currently a director of Mrs. Fields Famous Brands, LLC, Suburban Propane Partners, L.P. and is a trustee of eight investment companies in the Columbia Atlantic Mutual Fund Group.  He is also a member of the board of his alma mater, LeMoyne College in Syracuse, New York.  In 1999, he retired from his role as a senior audit partner with KPMG in New York City.  Since then he has been a consultant to KPMG and subsequently to a number of other companies.  During his career, Mr. Collins served a five-year term as the U.S. representative on the International Auditing Procedures Committee, which develops auditing standards for use worldwide.

Class B Directors, term expiring in 2010:

John F. Shettle, Jr.  Mr. Shettle is currently a Senior Advisor at Lightyear Capital, a private equity firm providing buyout and growth capital to companies in the financial services industry.  He is also a director of Sagicor Life Insurance Company, a subsidiary of Sagicor Financial Corporation, a Barbados and LSE listed Company.  From 2004 to 2007 he was the President and CEO of the Victor O. Schinnerer Company, where he was responsible for running two of the largest underwriting management insurance organizations in North America:  Victor O. Schinnerer & Company, Inc. and ENCON Group Inc.  He is the former CEO of Tred Avon Capital Advisors, Inc. and was a Sub-Advisor to Swiss Re Alternative Assets, LLC with respect to its private equity portfolio holdings. From 1999 until 2003, Mr. Shettle served as Managing Director and Senior Managing Director of Securitas Capital, LLC (“Securitas Capital”), the private equity arm of Swiss Reinsurance Company. From 2003 until 2004, he also served as interim CEO of Providence Washington Insurance Companies and as President of its parent, PW Acquisition Company, a portfolio company of Securitas Capital’s private equity fund. From 1983 to 1997, Mr. Shettle was employed in various executive capacities with AVEMCO Corporation, a NYSE-listed specialty insurance group, including acting as its President, COO and CEO from 1994 onward, and a member of its board of directors. Mr. Shettle received his undergraduate degree from Washington & Lee University and holds an M.B.A. from the Sellinger School of Business at Loyola College in Maryland.

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Morgan W. Davis.  Mr. Davis is President and a director of American Centennial Insurance Company (“American Centennial”) and serves as a director of White Mountains, OneBeacon Insurance Group, Ltd. (“OneBeacon”) and Esurance Holdings, Ltd. (“Esurance”). American Centennial, OneBeacon and Esurance are each subsidiaries of White Mountains. Mr. Davis was formerly Managing Director at OneBeacon from 2001 to 2005. From 1994 to 2001, he served in various capacities for White Mountains. Prior to that, he was with Fireman’s Fund Insurance Company for seven years and INA/Cigna for ten years.

Wilbur L. Ross, Jr.  Mr. Ross is Chairman and CEO of WL Ross & Co. LLC. Mr. Ross organized International Steel Group in April 2002 and was its Board Chairman. In April 2005, International Steel Group merged with Mittal Steel to form the largest steel company in the world. Mr. Ross remains a director of Mittal. In March 2004, Mr. Ross’s firm organized International Textile Group (“ITG”). Mr. Ross serves as Chairman of ITG and a board member of Absolute Recovery Hedge Funds, Compagnie Européenne de Wagons SARL in Luxembourg, Insuratex, Ltd., an insurance company in Bermuda, Blue Ocean, Panther Re Holdings Ltd., Nikko Electric Industry Co. Ltd., an electrical equipment company in Japan, Ohizumi Manufacturing Company, an electrical equipment company in Japan, Wagon PLC, Plascar Participacoes SA, Phoenix International Insurance Company, and Clarent Hospital Corp., an operator of acute care hospitals and related healthcare businesses. Mr. Ross holds an A.B. from Yale University and an M.B.A., with Distinction, from Harvard University.

Thomas G.S. Busher.  Mr. Busher serves as our Deputy Chairman and Chief Operating Officer (“COO”) and is an Executive Vice President (“EVP”) of the Company. From 1985 to 2000, Mr. Busher was employed by Wellington Underwriting, where he served as Director and Group Secretary and as Director and Secretary of Wellington. Mr. Busher has also served as Chairman of Lloyd’s Underwriting Agents Association and as a member of the Business Conduct Committee of Lloyd’s Regulatory Board and of Lloyd’s/FSA Liaison Committee. Mr. Busher is a Solicitor of the Supreme Court of England & Wales and holds a Bachelor of Arts degree in Law from Clare College, Cambridge.

Class C Director Nominees, term expiring in 2008:

Clement S. Dwyer, Jr.  Mr. Dwyer is the Managing Member of URSA Advisors, Inc. (“URSA”), a company formed in 1997 to provide insurance and reinsurance advisory services. Prior to forming URSA, Mr. Dwyer was President and CEO of Signet Star Holdings, Inc., a reinsurance subsidiary of W.R. Berkeley Corp. From 1970 to 1996, Mr. Dwyer was with Guy Carpenter & Company, Inc. (“Guy Carpenter”), most recently as an Executive Vice President and Director. He served as Head of Guy Carpenter’s North American Brokering Operations and was responsible for Property, Casualty, Ocean Marine, Life Health, Facultative and London Market Wholesale brokering. Mr. Dwyer serves on the boards of Old American Insurance Investors and Dowling & Partners and is an advisor to Corporate Partners LP and The Beekman Group. Mr. Dwyer is a Chartered Property & Casualty Underwriter and an ARIAS-US Certified Arbitrator. Mr. Dwyer received his undergraduate degree from Tufts University.

Candace L. Straight.  Ms. Straight has served since 1997 as a self-employed investment banking consultant specializing in the insurance industry.  From 1998 to 2003, she served as an Advisory Director of Securitas Capital. She currently serves as a director of Neuberger Berman Mutual Funds, National Atlantic Holdings Corporation and Proformance Insurance Company.  She is a current or former member or trustee of numerous non-profit boards and commissions.  Ms. Straight received her undergraduate degree from Wilson College, from which she also received an Honorary Doctor of Humane Letters, and holds an M.B.A. from New York University.

J. Roderick Heller III.  Mr. Heller is Chairman and CEO of Carnton Capital Associates, a private investment corporation in Washington, D.C.  From May 1986 until December 1997, Mr. Heller served as Chairman and CEO of NHP Inc. (“NHP”) and various related organizations.  NHP, prior to its sale in 1997, was a public company which, collectively with NHP Partners, Inc., was the largest owner and operator of apartment properties in the U.S.  From 1971 to 1982, Mr. Heller was a partner in the law firm of Wilmer, Cutler & Pickering in Washington, D.C.  He served as Chairman of National Capital Revitalization Corporation, the economic development corporation of Washington, D.C., from 2001 until 2003 and is on the board of First Potomac Realty Trust and various private for-profit corporations. Mr. Heller received a Bachelor of Arts degree from Princeton University, a Masters degree in history from Harvard University and a LLB degree from Harvard Law School.

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Ian M. Winchester.  Mr. Winchester is currently a Managing Partner and Chairman of the Investment Committee of BHC Winton Funds, L.P., an investment fund which focuses on providing capital to syndicates operating in the Lloyd’s market, and the Managing Director - Insurance of Brooks, Houghton & Co., a privately owned specialist investment banking and fund management firm founded in 1989.  From 1985 to 2006, he was with T&H Holdings, Inc., parent of Toplis and Harding, Inc., one of the oldest independent insurance outsourced services companies in North America specializing in claims adjusting work, where he served as Chairman, President and CEO and where he continues to serve as a non-executive director.  From 1970 to 1985, he was with Winchester Bowring, Ltd., a specialist reinsurance broker at Lloyd’s and a subsidiary of Marsh & McLennan, Inc., where he served as Managing Director from 1976 to 1985, and from 1964 to 1970 he was with Alexander Howden, Ltd., now a part of Aon Corporation, where he served as an Assistant Director from 1968 to 1970.  Mr. Winchester has also been an Underwriting Member of Lloyd’s since 1978.

Christopher L. Harris.  Mr. Harris currently serves as our President and Chief Underwriting and Risk Officer. He joined the Company in 2002 as Chief Actuary and Senior Vice President (“SVP”) and was later named Chief Risk Officer of the Company in 2005.  On January 1, 2008, Mr. Harris was promoted to his current position, and on July 1, 2008, Mr. Harris will succeed Anthony Taylor as CEO.  Prior to joining the Company, from 2001 to 2002, Mr. Harris was employed by Allianz Risk Transfer, where he was Chief Actuary, North America.  Prior to his employment with Allianz, Mr. Harris ran the actuarial consulting practice for KPMG Bermuda from 1998 to 2001.  His experience includes both consulting and operational roles in the insurance and reinsurance fields. Mr. Harris is a Fellow of the Casualty Actuarial Society, a Chartered Property and Casualty Underwriter, and a Chartered Financial Analyst.  Mr. Harris received a Bachelor of Science in Mathematics from the University of North Texas.

Executive Officers

(as of March 31, 2008)

Name	Age	Position	Position Since

Anthony Taylor (1) (2)	62	Chairman and CEO	2001
Thomas G.S. Busher (1) (3)	52	Deputy Chairman, COO and EVP	2001
Christopher L. Harris (1) (4)	38	President, Chief Underwriting and Risk Officer	2006
Kernan V. Oberting	38	CFO and EVP	2004
Nicholas Newman-Young	56	Managing Director of MMSL	2001
Michael S. Paquette	44	Controller and SVP	2007
William Pollett	40	Treasurer and SVP	2006
Jonathan B. Kim	42	Secretary, General Counsel and SVP	2004

(1)	See the biographies of Messrs. Taylor, Busher and Harris under “Proposal 1 – Approval of a Thirteen Member Board and Election of the Company’s Class C Directors”.

(2)	Mr. Taylor also serves as Chairman of Montpelier Re, MUI, MUSIC and MMSL. He is the President and CEO of Montpelier Re and is a Director of MTR.

(3)	Mr. Busher also serves as Deputy Chairman, COO and EVP of Montpelier Re. He is a Director of MMSL and Chairman of MEAG.

(4)	Mr. Harris also serves as Director, Chief Underwriting and Risk Officer and EVP of Montpelier Re. He also serves as a director of MUI.

Kernan V. Oberting.  Mr. Oberting currently serves as our CFO and is an Executive Vice President of the Company.  On March 11, 2008, the Company announced that Mr. Oberting was leaving the Company, effective May 1, 2008, to establish an investment advisory company at which time he will become an advisor to the Company.  From 2003 to 2004, he served as a Managing Director of White Mountains.  From 1998 to 2003, he was employed as a Vice President of White Mountains and OneBeacon. Prior to joining White Mountains, Mr. Oberting was a convertible bond and warrant trader at CSFB and a financial analyst with Stern Stewart & Co.  Mr. Oberting is a director of Blue Ocean, MUI and MUSIC and also serves as Chairman and President of MTR.

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Nicholas Newman-Young.  Mr. Newman-Young serves as Managing Director of MMSL. From 1998 to 2001, he served as Managing Director in the London office of HartRe Company, LLC. From 1992 to 1998, Mr. Newman-Young was employed by Willis Faber North America (U.K.), where he served as Managing Director.  Prior to joining Willis Faber, Mr. Newman-Young served as Chairman of MCWinn Underwriting Agencies and Director of Claremount Underwriting Agency.  He also served as Active Underwriter for the Sir Philip d’Ambrumenil syndicates 558 and 509 from 1982 to 1992 as well as syndicate 674 from 1983 to 1989.  Mr. Newman-Young also serves as a director of MMSL and MCL.

Michael S. Paquette.  Mr. Paquette currently serves as our Controller and is a Senior Vice President of the Company.  On March 11, 2008, the Company announced that, effective May 1, 2008, Mr. Paquette will assume the role of CFO and will become an Executive Vice President of the Company.  Prior to joining the Company in May 2007, he spent 18 years with White Mountains in various capacities, including its Controller, and 4 years with KPMG as an auditor. Mr. Paquette also serves as Controller and a Senior Vice President of MTR.

William Pollett.  Mr. Pollett serves as our Treasurer and is a Senior Vice President of the Company. Prior to joining the Company in 2006, he spent five years with ACE Group, initially as CFO of ACE Tempest Re and then as Senior Financial Analyst and Senior Vice President at ACE Limited. Prior to the ACE Group, Mr. Pollett was employed by the OIL Group of Companies for seven years in various capacities, including Treasurer and Vice President of its investment companies.

Jonathan B. Kim.  Mr. Kim serves as our General Counsel and is responsible for overseeing our legal and compliance issues.  Prior to joining the Company, from 1991 to 1998 he worked for Winthrop, Stimson, Putnam & Roberts (currently Pillsbury Winthrop Shaw Pittman LLP) in New York.  Subsequently, he served as in-house counsel to a number of start-up ventures and worked in London as an Account Director for Modem Media, Inc. (now part of the Publicis Groups S.A.).  From 2002 to 2004 Mr. Kim was with AXA Advisors, LLC, a subsidiary of the AXA Group, in New York.  Mr. Kim also serves as General Counsel and Secretary of Montpelier Re and Secretary of MUI and MTR.

CORPORATE GOVERNANCE AND RELATED MATTERS

The Board acts as the Company’s ultimate decision maker and advises and oversees management, which is responsible for day-to-day operations and management. The Company has adopted Corporate Governance Guidelines to provide a framework for the governance of the Company. This document is available on our website at (www.montpelierre.bm > Corporate Governance > Corporate Governance Guidelines and Procedures) and may also be obtained at no charge upon written request to the attention of the Company Secretary at Montpelier House, 94 Pitts Bay Road, Pembroke HM 08, Bermuda.

Code of Conduct and Ethics

The Company has adopted a Code of Conduct and Ethics for all its directors, officers and employees, including the Company’s CEO and CFO. This document is available on our website at (www.montpelierre.bm > Corporate Governance > Governance Documents > Code of Conduct and Ethics) and may also be obtained at no charge upon written request to the attention of the Company Secretary at Montpelier House, 94 Pitts Bay Road, Pembroke HM 08, Bermuda.  Any waiver of any part of the Code of Conduct and Ethics for executive officers or directors may be made only by the Board (or the Audit Committee) and will be promptly disclosed to Shareholders as required by Securities and Exchange Commission (the “SEC”) and NYSE rules.

Board Meetings and Committees

Meetings of the Board

During 2007, the following meetings of the Board were held: four meetings of the full Board, seven meetings of the Audit Committee and four meetings each of the Compensation and Nominating Committee, the Finance and Risk Committee and the Underwriting Committee. During 2007, each of our directors attended over 75% of the aggregate of: (i) the total number of meetings of the Board (during the period such person was a director); and (ii) the total number of meetings held by all committees of the Board (during the period such director was a member).  John F. Shettle, Jr., our Lead Director, attends and presides over each regularly scheduled executive session of non-management directors.

It is the Board’s policy that all directors attend, or otherwise participate in, Annual General Meetings unless unavoidably prevented from doing so. All of our directors attended, or participated in, our 2007 Annual General Meeting of Shareholders.

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Committees of the Board

The Board had four standing committees during 2007 as follows:

Audit Committee

The Audit Committee, comprised of Messrs. Fulkerson (Chair), Collins, Dwyer, Ross and Winchester, has general responsibility for the oversight and surveillance of our accounting, reporting and financial control practices. The Audit Committee annually reviews the qualifications of our independent registered public accounting firm, is directly responsible for its selection, and reviews the plan, fees and results of its audit. The Board has determined that all members of the Audit Committee are “independent,” as defined by the NYSE, the SEC and the Company’s Categorical Standards for Director Independence (the “Company’s Independence Standards”).  The Board has further determined that, of the persons on the Audit Committee, at a minimum Mr. Collins qualifies as an “audit committee financial expert” under Item 407(d) of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “1934 Act”).

In accordance with applicable NYSE listing standards, the Board has considered Mr. Collins’ simultaneous service on the audit committees of more than three public companies (including investment companies) and has determined that such service does not impair his ability to effectively serve on the Company’s Audit Committee.  In each case the respective boards of directors and trustees have agreed that Mr. Collins has adequate time to fulfill his duties on each of the audit committees.

The Audit Committee has established a charter which outlines its primary duties and responsibilities.  This document is available on our website at (www.montpelierre.bm > Corporate Governance > Committees > Audit Committee Charter) and also may be obtained at no charge upon written request to the attention of the Company Secretary at Montpelier House, 94 Pitts Bay Road, Pembroke HM 08, Bermuda. The Audit Committee’s report appears on page 13.

Compensation and Nominating Committee

The Compensation and Nominating Committee, comprised of Messrs. Davis (Chair), Collins and Heller and Ms. Straight, oversees our compensation and benefit policies and programs, including administration of our annual bonus awards and long-term incentive plan, the evaluation of the Board and management, and the development of corporate governance principles. The Compensation and Nominating Committee is responsible for all aspects of compensation and benefits policies for the Company’s CEO and executive officers. This includes approving and reviewing performance measures, evaluating performance and reviewing and approving all salary and incentive payments and equity awards for the Company’s CEO and other executive officers. The Compensation and Nominating Committee is also responsible for management succession for all executive officers of the Company, including the CEO. In addition, the Committee searches for qualified director candidates as needed and reviews background information of candidates for selection to the Board, including those recommended by Shareholders, and makes recommendations to the Board regarding such candidates. The Board has determined that all members of the Compensation and Nominating Committee are “independent” as defined by the NYSE, the SEC and the Company’s Independence Standards

The Compensation and Nominating Committee has established a charter, which outlines its primary duties and responsibilities.  This document is available on our website at (www.montpelierre.bm > Corporate Governance > Committees > Compensation and Nominating Committee Charter) and may also be obtained at no charge upon written request to the attention of the Company Secretary at Montpelier House, 94 Pitts Bay Road, Pembroke HM 08, Bermuda. The Compensation and Nominating Committee annually reports on the Company’s Compensation Discussion and Analysis. The Compensation and Nominating Committee’s report appears on page 22.

In carrying out its function to nominate candidates for election to the Board, the Compensation and Nominating Committee seeks candidates who meet the criteria for selection and have any specific qualities or skills being sought based on input from members of the Board. The Compensation and Nominating Committee believes that director candidates must have: (i) attained a minimum age and have certain other minimum qualifications, including the highest standards of integrity, significant accomplishments in their chosen field of expertise; (ii) experience with a high degree of responsibility in a business, non-profit organization, educational institution, professional services firm or other organization; (iii) an ability to commit the appropriate time to preparing for Board meetings, attending meetings, and other corporate governance matters; (iv) an understanding of basic financial statements; and (v) familiarity with the role and function of a board of directors.

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The Compensation and Nominating Committee may also consider additional factors in evaluating a potential director candidate, including candidate qualifications that would assist the Board in achieving a mix that represents a diversity of background and experience. Such qualifications may include leadership skills, strategic or policy setting experience in a complex organization, experience and expertise that is relevant to the Company’s insurance and reinsurance businesses, including any specialized business experience, actuarial or underwriting expertise, or other specialized skills, an ability to contribute meaningfully to the needs of the Company and the Board, high ethical character and a reputation for honesty, integrity, and sound business judgment, an ability to represent the interests of Shareholders, and any qualities and accomplishments that complement the Board’s existing strengths.

The Compensation and Nominating Committee also evaluates whether such director candidate is independent, is financially literate, has accounting or related financial management expertise, qualifies as an audit committee financial expert, and is free of any conflict of interest or the appearance of any conflict of interest with the best interests of the Company and its Shareholders.

The Compensation and Nominating Committee may identify potential nominees for director through director suggestions, management recommendations, business, insurance industry and other contacts, and Shareholder nominees. The Compensation and Nominating Committee may, to the extent it deems appropriate, engage a third-party search firm and other advisors to identify potential nominees for director.

Finance and Risk Committee

The Finance and Risk Committee, comprised of Messrs. Kemp (Chair), Davis, Heller and Taylor and Ms. Straight, oversees our enterprise risk management framework and those policies and activities related to our investments, capital structure and financing arrangements.

Underwriting Committee

The Underwriting Committee, comprised of Messrs. Shettle (Chair), Busher, Dwyer and Winchester oversees our underwriting processes and procedures and monitors our underwriting performance.

Director Independence

Members of the Audit Committee and the Compensation and Nominating Committee must meet all applicable independence tests as defined by the NYSE, the SEC and the Company’s Independence Standards.

The Board and the Compensation and Nominating Committee have reviewed the responses of directors and director nominees to a questionnaire asking about their direct and indirect relationships with the Company (including those of their immediate family members) and other potential conflicts of interest, as well as pertinent materials provided by management related to transactions, relationships or arrangements between the Company and the directors or director nominee or parties related thereto.

Except as noted, the Board has concluded that all of the directors listed below are independent in accordance with the director independence standards of the NYSE and the Company’s Independence Standards, as adopted by the Board and attached hereto as Appendix A, and that none has a material relationship with the Company that would impair his or her independence from management or otherwise compromise his or her ability to act as an independent director. Accordingly, the majority of the Board is comprised of independent directors.

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Name	Independent	Relationship causing lack of independence

Class A Directors

Anthony Taylor	No	CEO of the Company
Allan W. Fulkerson	Yes
K. Thomas Kemp	No	Former officer of the Company
John D. Collins	Yes

Class B Directors

John F. Shettle, Jr.	Yes
Morgan W. Davis	Yes
Wilbur L. Ross, Jr.	Yes
Thomas G.S. Busher	No	COO of the Company

Class C Directors and Nominees

Clement S. Dwyer, Jr.	Yes
Candace L. Straight	Yes
J. Roderick Heller III	Yes
Ian M. Winchester	Yes
Christopher L. Harris	No	President of the Company

Former Directors

Raymond Barrette	Yes
Raymond M. Salter	Yes

Shareholder Recommendations

Shareholders who wish to recommend a person or persons for consideration as a nominee for election to the Board should send a written notice by mail, c/o Company Secretary, Montpelier Re Holdings Ltd., Montpelier House, 94 Pitts Bay Road, Pembroke HM 08, Bermuda, or by fax to 441-296-5551 and include the following information:

•

the name(s) and address(es) of the Shareholder(s) making the nomination, the number of Common Shares which are owned beneficially and of record by such Shareholder(s) and the period for which such Common Shares have been held;

•	the name of each person whom the Shareholder(s) recommend(s) to be considered as a nominee;

•	a description of the relationship between the nominating Shareholder(s) and each nominee;

•	a business address and telephone number for each nominee (an e-mail address may also be included);

•	biographical information regarding such nominee, including the person’s employment and other relevant experience and a statement as to the qualifications of the nominee;

•	all information relating to such nominee required to be disclosed pursuant to Regulation 14A of the 1934 Act; and

•	written consent of the recommended nominee to nomination and to serving as a director, if elected.

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Shareholder recommendations of director nominees for future Annual General Meetings of Shareholders to be included in the Company’s proxy materials will be considered only if received no later than the 120th calendar day before the first anniversary of the date of the Company’s Proxy Statement in connection with the previous year’s annual meeting. For Shareholder proposals to be included in the Proxy Statement relating to the 2009 Annual General Meeting of Shareholders, see “2009 Shareholder Proposals” on page 35. Under the regulations of the SEC, the Company is not required to include certain Shareholder (including director nominee) proposals in its proxy materials. Accordingly, the Company does not waive its right to exclude Shareholder proposals from its Proxy Statement. Upon receipt of any such proposal, the Company will determine whether or not to include such proposal in the Proxy Statement and proxy in accordance with applicable rules and regulations promulgated by the SEC.

In order for a Shareholder to nominate a candidate for director at a meeting of Shareholders without inclusion of such director nominee in the Company’s Proxy Statement, timely written notice of the nomination should be received by the Company in advance of the meeting. Such notice of a proposed nomination should be received by the Company at least 45 calendar days prior to the first anniversary of the date of the Company’s Proxy Statement in connection with the previous year’s annual meeting. Shareholders in attendance at a general meeting of the Company may nominate a candidate for election as a director from the floor of the meeting, if the election of directors was on the agenda for the meeting. The notice provisions recommended in this paragraph are separate from the requirements a Shareholder must meet in order to have a proposed nominee considered by the Company’s Compensation and Nominating Committee for nomination by the Board and inclusion as a nominee in the Company’s Proxy Statement.

Shareholder Communications

Shareholders may send written communications to the Board or any one or more individual directors by mail, c/o Company Secretary, Montpelier Re Holdings Ltd., Montpelier House, 94 Pitts Bay Road, Pembroke HM 08, Bermuda or by fax at 441-296-5551. All communications will be compiled and summarized by the Secretary of the Company. For communications addressed to a specific director, that director will receive such summary. The Chairman of the Board will receive the summary for all communications that are not addressed to a particular director.  Summaries of the communications will be submitted to the Chairman of the Board or the individual director, as applicable, on a regular basis.

Audit Committee Report

This report is furnished by the Audit Committee of the Board with respect to the Company’s consolidated financial statements for the year ended December 31, 2007.

The Audit Committee has established a charter which outlines its primary duties and responsibilities. The Audit Committee Charter, which has been approved by the Board, is reviewed at least annually and is updated as necessary. This document is available on the Company’s web site at (www.montpelierre.bm > Corporate Governance > Committees > Audit Committee Charter).

Company management is responsible for the preparation and presentation of complete and accurate consolidated financial statements. PricewaterhouseCoopers, our independent registered public accounting firm, is responsible for performing an integrated audit of the Company’s consolidated financial statements and its internal control over financial reporting in accordance with generally accepted auditing standards and for issuing a report based on its audit.

In performing its oversight role in connection with the audit of the Company’s consolidated financial statements for the year ended December 31, 2007, the Audit Committee has: (1) reviewed and discussed the audited consolidated financial statements with management; (2) reviewed and discussed with PricewaterhouseCoopers the matters required to be discussed by Statement on Auditing Standards No. 61, as amended; and (3) received the written disclosures and the letter from PricewaterhouseCoopers required by Independence Standards Board Standard No. 1. Based on these reviews and discussions, the Audit Committee has determined PricewaterhouseCoopers to be independent and has recommended to the Board that the audited consolidated financial statements be included in the 2007 Annual Report on Form 10-K for filing with the SEC and for presentation to the Shareholders at the 2008 Annual Meeting.

Allan W. Fulkerson (Chair)

John D. Collins

Clement S. Dwyer, Jr.

Wilbur L. Ross, Jr.

Ian M. Winchester

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

The following table sets forth information, as of March 31, 2008 unless otherwise noted, with respect to the ownership of Common Shares by each person known by us to beneficially own 5% or more of our outstanding Common Shares.

Name and Address of Beneficial Owner	Number of Common Shares (1)	Percentage of Common Shares Outstanding (1)

FMR Corp. (2) 82 Devonshire Street Boston, MA 02109	13,626,288	14.42%

WL Ross & Co. LLC (3) 600 Lexington Avenue, 19th Floor New York, NY 10022	6,899,540	7.30%

Third Avenue Management LLC (4) 622 Third Avenue, 32nd Floor New York, NY 10017	6,329,316	6.70%

(1)	Based on 94,505,314 Common Shares outstanding as of March 31, 2008. Our Common Shares are quoted on the NYSE under the ticker symbol “MRH”.

(2)

Information based on a Schedule 13G/A, as of December 31, 2007, filed jointly by FMR Corp. and Edward C. Johnson, III with the SEC on February 14, 2008. FMR Corp. acquired these Common Shares for investment purposes on behalf of client investment advisory accounts.

(3)

Includes 2,988 Director Share Units (“DSUs”) owned directly by Mr. Ross and 6,896,552 Common Shares held jointly by WL Ross & Co., LLC, WLR Recovery Fund II, L.P., WLR Recovery Fund III, L.P., WLR Recovery Associates II LLC and WLR Recovery Associates III LLC. WL Ross & Co. LLC and Mr. Ross share voting and dispositive power over the Common Shares held by these funds.

(4)

Information based on a Schedule 13G, as of December 31, 2007, filed by Third Avenue Management (“Third Avenue”) with the SEC on February 14, 2008. Third Avenue acquired these Common Shares for investment purposes on behalf of client investment advisory accounts.

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Security Ownership of Management

The following table sets forth information, as of March 31, 2008, respect to the beneficial ownership of Common Shares by each of our directors and Named Executive Officers and by all of our directors, Named Executive Officers and all other executive officers as a group.  None of the Common Shares shown as beneficially owned by our directors and executive officers are known to have been pledged as security.

Name of Beneficial Owner (1)	Number of Common Shares	Percentage of Common Shares Outstanding (2)
Thomas G. S. Busher	166,843	*
John D. Collins	1,514	*
Morgan W. Davis	32,988	*
Clement S. Dwyer, Jr.	6,000	*
Allan W. Fulkerson	6,456	*
Christopher L. Harris	56,666	*
J. Roderick Heller III	4,514	*
K. Thomas Kemp (3)	64,876	*
Nicholas Newman-Young	35,849	*
Kernan V. Oberting	67,000	*
Wilbur L. Ross, Jr. (4)	6,899,540	7.30%
John F. Shettle, Jr.	5,876	*
Candace L. Straight	2,988	*
Anthony Taylor	1,060,913	1.12%
Ian M. Winchester	14,514	*
All directors, Named Executive Officers and all other executive officers as a group (18 persons)	8,469,829	8.94%

*	Represents less than 1% of our outstanding Common Shares.

(1)	The address of each of the beneficial owners identified is Montpelier House, 94 Pitts Bay Road, Pembroke HM 08, Bermuda.

(2)

Based on 94,505,314 Common Shares outstanding as of March 31, 2008 plus Common Shares underlying DSUs and vested Restricted Share Units (“RSUs”) for each beneficial owner. Beneficial ownership is determined in accordance with Rule 13d-3(d)(1) of the 1934 Act. As such, DSUs and RSUs are deemed outstanding for computing the percentage held by each person or entity listed, but are not deemed outstanding for computing the percentage held by any other person or entity.

The Common Shares shown as beneficially owned by Messrs. Collins, Davis, Fulkerson, Heller, Kemp, Ross, Shettle and Winchester and Ms. Straight include 1,514, 2,988, 4,876, 1,514, 4,876, 2,988, 4,876, 1,514 and 2,988 DSUs, respectively, which were vested at March 31, 2008.

The Common Shares shown as beneficially owned by Messrs. Busher, Harris, Newman-Young, Oberting and Taylor and all our other executive officers as a group include 43,667, 41,666, 11,666, 39,000, 66,667 and 225,333 RSUs, respectively, which were vested at March 31, 2008 or vest within 60 days thereafter.

(3)	Includes 15,000 Common Shares held by Little Oak Hill Partnership L.P., of which Mr. Kemp is General Partner.

(4)

Includes 2,988 DSUs owned directly by Mr. Ross and 6,896,552 Common Shares held jointly by WL Ross & Co., LLC, WLR Recovery Fund II, L.P., WLR Recovery Fund III, L.P., WLR Recovery Associates II LLC and WLR Recovery Associates III LLC. WL Ross & Co. LLC and Mr. Ross share voting and dispositive power over the Common Shares held by these funds.

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EXECUTIVE COMPENSATION

Director Compensation

Each non-management director receives the following compensation annually: (i) a retainer of $75,000; (ii) for each of the Chairman of the Compensation and Nominating and Finance and Risk Committees, an additional fee of $7,500; (iii) for the Chairman of the Audit and Underwriting Committees, an additional fee of $50,000; (iv) for members of the Audit and Underwriting Committees, an additional fee of $10,000; (v) for the Lead Director, an additional fee of $15,000; and (vi) for members of our Board committees, attendance fees of $2,000 per meeting. Management does not receive compensation for services as a member of the Board or any committee of the Board.

In addition, each non-management director is entitled to receive a one-time grant of 5,000 RSUs under the Montpelier Re Holdings Ltd. Long-Term Incentive Plan (the “LTIP”) upon appointment to the Board, with the first grant commencing on May 21, 2008.  These RSUs vest ratably over a four-year period based on continuous service as a director.

The Board approved a non-management director equity plan which became effective May 20, 2005.  The plan was amended and restated effective as of July 26, 2007 (as amended, the “Directors Share Plan”).  Directors who voluntarily participate in the Directors Share Plan elect to defer $30,000 ($7,500 per quarter) of their annual retainer and receive a number of DSUs of equivalent value.  DSUs comprise a contractual right to receive Common Shares, or an equivalent amount of cash, upon termination of service as a director.  Dividend equivalents are reinvested in the form of additional DSUs.  Participation elections are made on an annual basis and remain in effect unless revoked.

The following table summarizes our non-management director compensation for 2007:

Director	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)(2)
Class A Directors
Allan W. Fulkerson	121,000	30,000	—	—	—	—	151,000
K. Thomas Kemp	68,500	30,000	—	—	—	—	98,500
John D. Collins	49,242	18,132	—	—	—	—	67,374

Class B Directors
John F. Shettle Jr.	139,000	30,000	—	—	—	—	169,000
Morgan W. Davis	78,533	30,000	—	—	—	—	108,533
Wilbur K. Ross Jr.	73,000	30,000	—	—	—	—	103,000

Class C Directors
Clement S. Dwyer Jr.	123,000	—	—	—	—	—	123,000
Candace L. Straight	76,000	30,000	—	—	—	—	106,000
J. Roderick Heller III	37,198	18,132	—	—	—	—	55,330
Ian M. Winchester	54,242	18,132	—	—	—	—	72,374

Former Directors (3)
Raymond Barrette	4,583	2,500	—	—	—	—	7,083
Raymond Salter	34,250	11,868	—	—	—	—	46,118

(1)

Represents amounts voluntarily deferred during 2007 pursuant to our Directors Share Plan in the form of DSUs. The grant date fair value of such awards is equal to the amount deferred on the date of grant. Amounts deferred are not included in the “Fees Earned or Paid in Cash” column.

(2)	Total compensation figures do not include losses experienced during 2007 by each participating director under the Directors Share Plan.

(3)	Messrs. Barrette and Salter resigned from the Board on January 31, 2007 and May 23, 2007, respectively.

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Executive Officer Compensation

Compensation Discussion and Analysis

Our CEO, CFO and our three most highly compensated executive officers other than our CEO and CFO serving as executive officers at the end of 2007 were:

Anthony Taylor	Chairman and CEO (our Principal Executive Officer)
Kernan V. Oberting	CFO and EVP (our Principal Financial Officer)
Thomas G. S. Busher	Deputy Chairman, COO and EVP
Christopher L. Harris	President, Chief Underwriting and Risk Officer
Nicholas Newman-Young	Managing Director of MMSL

We refer to these individuals collectively as our “Named Executive Officers.”  This Compensation Discussion and Analysis describes the material elements of the compensation awarded to, earned by or paid to our Named Executive Officers.

Executive Compensation Philosophy

We strive to ensure that our compensation programs are effective in attracting and retaining key executives and in promoting the long-term interests of the Company, and most importantly, those of our Shareholders.  Accordingly, we seek to ensure that total executive compensation corresponds to, and is proportionate with, both Company performance and the changes in value experienced by Shareholders.  We adhere to this philosophy by utilizing a combination of: (i)  highly-variable, cash-based incentives linked to our Company’s annual results; and (ii) less-variable, equity-based incentives designed to promote share ownership and build employee retention.

Our Named Executive Officers bring complementary skills to our management.  They also mutually bear the responsibilities associated with running our business.  For these reasons, while we reward such officers by reference to their individual circumstances when determining their salaries, benefits and incentive awards, we also reward them as a team by applying the same performance-related pay-out percentages to their annual cash bonuses and equity-linked compensation.

Executive Compensation Policy

The Company’s executive compensation policy, determined by our Compensation and Nominating Committee (the “Committee”), is to compensate our Named Executive Officers for taking actions that result in superior growth in value per share over time, adjusted for dividends.  We believe that changes in our  fully converted tangible book value per share and market value per share are relatively definable and therefore represent appropriate proxies to use for the estimated changes in value per share. Our incentive compensation plans are therefore geared to incentivize and reward management to increase these measures, either directly or indirectly.

We compensate our executives, among other things, for:

•	identifying and selecting underwriting opportunities intelligently,

•	developing sophisticated methods and tools for assessing and monitoring risk, and

•	adopting a pro-active and creative approach to the management of capital.

We also expect our executives (on behalf of the Company) to be closely involved in promoting:

•	constant improvement in the standard of service we offer our clients and their brokers,

•	successful relationships with rating agencies and regulators, and

•	effective use of human resources and technology.

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Conditions in our industry are susceptible to change overnight.  Our ability to adapt to these changes requires that our Named Executive Officers work together as a team and display a coordinated approach to decision-making and problem-solving.  It also requires that we recognize the effect sudden shifts in market conditions may have on the Company’s performance and the compensation we pay to our Named Executive Officers over time.

We seek to balance our objective of rewarding long-term performance with the inherent volatility of the mainly short-tail, property-oriented book of business which we underwrite.  To this end, we divide the primary components of our compensation between annual and long-term awards.  By emphasizing company performance and the use of long-term equity-based incentives, while acknowledging the value of annual incentives in an industry where infrequent but large losses may negatively affect the Company’s results, we hope to align our executives’ interests with those of our Shareholders and to foster a collaborative environment.

Components of Compensation

The compensation of our executive officers is governed in part by their service agreements with the Company and in part by compensation arrangements we offer to our staff generally. Service agreements are a common feature among our peer companies, especially for executives who are required to relocate to Bermuda.  They have enabled us to secure the services of senior management, in the case of our founding CEO, Mr. Taylor, for set terms of up to three years.  Our most recent renewal of Mr. Taylor’s service agreement occurred in November 2007 as part of the Company’s succession plan.  The renewal, which is for two years but may be extended by mutual agreement, makes provision for him to relinquish the role of CEO no later than June 30, 2008, at which time he will step up to the role of Executive Chairman.  At such time he will experience a reduction in his base salary as well as a reduction in his annual bonus for the pro rated portion of the year in which he serves as Executive Chairman in recognition of his change in responsibilities.

Our executive compensation program consists of three components: (i) base salary and benefits, (ii) annual cash bonuses, and (iii) long-term equity incentive awards.  We have selected these components because they provide a useful array of long- and short-term incentives and because they commonly form the basis of compensation packages offered by our peer companies for comparable posts.

The combination of components for each of our Named Executive Officers is set by our Committee in consultation with our CEO (except in his own case) by reference to their individual circumstances, and is approved by the Board.  Our Committee reviews all of the elements of the total compensation payable to our Named Executive Officers and all of our compensation policies at least annually.

Base Salary and Benefits

As a global corporation with our principal executive offices located in Bermuda, we face significant competition from our peers in attracting and retaining talented employees.  We believe, therefore, that we must provide our employees with competitive base salaries and benefits that are set by reference to the nature and demands of the post, the knowledge, skills and experience of the individual, and the state of the market for recruitment into comparable positions.

For the purpose of determining competitive compensation levels for non-executive posts in our primary (Bermuda) location, we currently subscribe to three independent local market annual surveys: the PricewaterhouseCoopers Bermuda International Business Compensation Survey, the Mercer Bermuda Executive and Professional Total Compensation Survey, and the Bermuda Employers’ Council Employment Conditions and Benefits Survey.

For executive positions, we review compensation information obtained from publicly available information such as securities law filings to ensure that our compensation programs are both competitive with and reasonable in comparison to the programs of our Bermuda and non-Bermuda based peers.  We consider that our primary peer companies include:  Flagstone Reinsurance Holdings Ltd., IPC Holdings Ltd., various Lloyd’s of London syndicates, RenaissanceRe Holdings Ltd., and Validus Holdings, Ltd.  Currently we do not use the services of compensation consultants, and we do not regard the surveys noted above as constituting “consultation”.

The principal benefit plans and arrangements we offer include housing and personal travel allowances, a deferred compensation plan, a retirement/pension program, and medical, dental, life and disability insurance.

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Housing Allowance and Personal Travel.  Many of our executives are required to relocate or to maintain a second residence in order to work for us.  To encourage talented executive officers to join the Company, we provide these executives with a housing allowance to help defray the cost of maintaining a residence in Bermuda.  We also provide reimbursements for a certain amount of personal travel for return trips to executive officers who work away from their home countries.

Deferred Compensation Plan.  The Company provides a deferred compensation plan (“DCP”) to executive officers and certain other key employees, whereby the individual can elect to defer receipt of compensation by choosing to notionally transfer amounts to certain investment options, including a phantom share investment option and investment fund options.

Retirement/Pension Benefits.  The Company provides its employees with retirement benefits in the form of a Company-funded defined contribution pension program.  For employees who are U.S. citizens or permanent residents the program is administered through two 401(k) plans, one for participants based in the U.S. and one for participants based in Bermuda.   Equivalent plans or contribution arrangements for employees who are not U.S. citizens or permanent residents have been established in accordance with Bermuda law and the laws of the other jurisdictions in which we maintain offices.  Company contributions to the overall pension program are equivalent to a percentage of base salary for individual employees, and employees who participate in our 401(k) plans may make additional voluntary contributions to such plans, subject to applicable limits established annually by the U.S. Internal Revenue Service.

Health and Welfare Plans.  We provide our employees with comprehensive health and welfare benefits.  These benefits include medical and dental insurance as well as life and disability insurance and are provided to all employees based on the local markets in which we operate.

Annual Cash Bonuses

We offer annual cash bonus opportunities, primarily to reward calendar year performance.  We believe that such bonuses are both common and appropriate for short-tail, property-oriented reinsurers and are an important tool for influencing executive and staff behavior in individual circumstances or in circumstances in which long-term incentives have not had sufficient time to accumulate or have been impaired.

General Framework

At the end of each year our Committee reviews and adopts an annual cash bonus plan for the upcoming year.  The Committee establishes the target and maximum annual bonus opportunities, each expressed as a percentage of base salary, and related performance criteria. This process enables the Committee to adjust the plan and its payout percentages and performance criteria in light of developments affecting the industry as a whole and the Company in particular.

During 2005, for example, the Company and the reinsurance industry in general incurred substantial losses associated with hurricanes Katrina, Wilma and Rita (“KRW”).  As a result of such losses, and upon the recommendation of the Committee, none of our Named Executive Officers were paid bonuses for 2005.  Subsequently, for the 2006 and 2007 plan years, the Committee increased the target bonus opportunity to 100% of base salary and established a minimum, guaranteed bonus of 50% of base salary for each of our Named Executive Officers other than Mr. Newman-Young. The guaranteed bonus enhancement was introduced as a temporary retention measure in order to recognize the risk to the Company of competition for executive management talent from a variety of new reinsurance start-ups established post-KRW.  In the case of Mr. Newman-Young only, the target and minimum bonus opportunities were adjusted upward to 75% and 37.5% of base salary, respectively.  For the 2008 plan year, guaranteed bonuses for all Named Executive Officers and all Company executives were discontinued.

Performance Measurement and Capital Management Adjustments

Prior to the 2005 plan year, our programs used a combined ratio and/or a return on equity measure in determining corporate performance.  Beginning in 2005 and ending with the 2007 plan year, the Company has employed a return on allocated capital (“ROAC”)  framework to determine company and management performance.  The ROAC framework is based upon an internally generated, risk-based capital measure which is used to determine capital allocated and employs a standard investment return in the computation of income.

In recognition of the fact that our Named Executive Officers, other than Mr. Newman-Young, have a significant impact on the Company’s capital management activities, a secondary framework was superimposed.  Namely, after application of the initial performance measure based on ROAC, the bonus payout was adjusted upward or downward as much as 25% by reference to the ratio of our actual return on equity (“ROE”) to our ROAC.  The purpose of this additional measure was to incentivize senior management to maximize not only the Company’s ROAC but also its actual ROE.  Beginning with the 2008 plan year, the

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additional performance measure for Named Executive Officers was discontinued and all employees are currently subject to an ROE performance measure only, except to the extent that a standard investment result is substituted for actual results.  These changes were made to both simplify the program and to provide a greater focus on the Company’s underwriting results.

2007 Payouts

For 2007, the minimum, target and maximum bonus was equivalent to 50%, 100% and 200% of base salary (37.5%, 75% and 150% of base salary for Mr. Newman-Young) with target ROAC performance target being set at 16%.  At a 7% ROAC or less, the minimum bonus would result and at a 24% or higher ROAC the maximum bonus would result.  The above-described +/- 25% adjustment to the bonuses of our Named Executive Officers was geared to the achievement of an ROE equal to 85% of the ROAC. As noted above, for 2008, in an effort to apply a single performance measure equitably across a growing and increasingly diversified company structure, the Committee determined that the final value of the bonus plan for all employees should be derived from a single performance measure: a sliding scale centered around a percentage target ROE of 12%.

The Committee retains discretion in determining the final value of all annual cash bonuses for our Named Executive Officers.  Such bonuses are then approved by the Committee and the Board.  For 2007, our Named Executive Officers each received payout percentages above target.  Such payouts were made in recognition of the Company’s satisfaction of the primary performance target based on the Company’s underwriting returns as well as a +8.9% adjustment applicable to Named Executive Officers other than Mr. Newman-Young based on the success of their capital management activities.

Long-Term Incentive Awards

The LTIP was approved by Shareholders and became effective on May 23, 2007.  At the discretion of our Committee, incentive awards, the values of which are based on the value of the Company’s Common Shares, may be made to all eligible plan participants, including our Named Executive Officers.  Generally, we grant awards annually at the commencement of a three- to five-year period.  By vesting these awards over time, our goal is to retain key employees over cyclic market conditions.

Incentive awards that may be granted under the LTIP consist of share appreciation rights, performance shares and RSUs.  Certain incentive awards are entitled to receive dividend equivalents, if so specified.  When harvested, share appreciation rights (“SARs”) are payable in cash, performance shares are payable in cash (but can be payable in Common Shares or a combination of cash and Common Shares, at the Committee’s discretion) and RSUs are payable in Common Shares.

Performance Share Awards.  For the 2006-2008 and 2007-2009 performance periods, the performance target that must be attained for all plan participants, including our Named Executive Officers, to achieve a 100% harvest ratio of performance shares is a ROAC of 16%.  A ROAC of 7% or less will yield a 0% harvest ratio, and a ROAC of 24% or more will yield a 200% harvest ratio, with a linear yield in between all ratios.  The method of calculating the Company’s ROAC was reviewed and set by our Committee for the performance period at the time that the performance share awards were granted.  Additionally, with the exception of Mr. Newman-Young, the harvest ratio for our Named Executive Officers for the 2006-2008 and 2007-2009 performance periods is further adjusted upward or downward by reference to the ratio of the Company’s ROAC to actual ROE, in all cases at the discretion of the Committee.  No performance shares have been granted with respect to the Company’s most recent 2008-2011 performance period.

RSU Awards. Prior to 2008, RSU awards were typically made as inducement or retention awards, or to reward outstanding individual performance.  For 2008 and future periods, we intend to utilize RSUs as a key part of our annual award cycle based on a sliding scale centered around a target ROE, assuming a standard investment return.  The Common Shares associated with RSU awards are not generally issuable (and thus not taxable to the recipient) until the end of the applicable performance period, which periods currently range from three to five years. Vesting of dividend equivalents on such RSU awards is dependent on recipients being currently employed by the Company at the time dividends are paid to common Shareholders.

Currently, the Company has outstanding performance shares relating to the 2006-2008 and 2007-2009 performance cycles.  As previously mentioned, we anticipate that future capacity will be dedicated solely to grants of RSUs and, in most instances, these RSUs will be awarded based on the achievement of pre-established annual performance objectives.  These RSUs will have various vesting and minimum holding period requirements.  We believe this approach will promote share ownership in the Company by employees in the form of a tangible, equity-linked award and ameliorate the de-motivating effect of volatility and cyclicality in Company and industry performance.

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At present, the Company has no policy to recover payments if the relevant performance measures on which they are based are restated or otherwise adjusted with the effect that such payment would be reduced.  However, our performance share awards are subject to criteria which measure performance over multiple years such that any restatement within the period would affect the percentage harvest.  Moreover, the value of performance shares and RSUs is dependent on the ultimate share price at harvest or vesting, and accordingly any adverse adjustment would impact the share price and value of such harvest.

Common Share Ownership Requirements

The Company does not have a formal requirement for Common Share ownership by executives or staff.  Our RSU awards, however, operate to spread ownership of Common Shares to a wide range of employees, and the underlying Common Shares are not generally issuable until the expiry of the applicable three-, four- or five-year period.  In addition, as a result of the exercise of previously granted options to purchase Common Shares (which represented all of our granted and outstanding options), open market purchases of Common Shares, and awards of performance shares and RSUs, our Named Executive Officers together currently own or are prospectively interested in the equivalent of 8.83% of the Company’s fully converted Common Shares, assuming on-target performance.

The Company’s Insider Trading Policy prohibits our directors, officers and employees from buying or selling options on Common Shares or from selling Common Shares short.

Change in Control and Severance

Under limited circumstances, our executive officers are entitled to receive certain payments following termination of their employment or upon a change of control.  These payments are governed by: (i) their individual service agreements, (ii) the Company’s severance plan and (iii) the LTIP.

Under the terms of their service agreements, the employment of our Named Executive Officers is terminable by the Company on 12 months’ notice (or by payment in lieu of such notice) for any reason.  All service agreements between the Company and our Named Executive Officers restrict them from competing with us or soliciting our clients or employees for 12 months following termination (except in the case of Mr. Newman-Young in which the restricted period for soliciting our clients or employees is six months).

Upon a change of control in the Company, our Named Executive Officers may receive payments under both our LTIP and severance plan if, during the 24 months following such change, their employment is terminated by the Company without “cause” or by the executive as the result of a “constructive termination” (as such terms are defined in the severance plan).  These “double trigger” severance payments would be made in substitution for any salary continuation payments these officers might otherwise be entitled to receive under the terms of their service agreements upon a termination of their employment not following a change of control.  The purpose of these arrangements is to mitigate the significant disincentives, economic and otherwise, to senior executives that may exist in a transaction negotiated by senior executives for the benefit of the Shareholders but where the positions held by such executives may be eliminated in conjunction with or as a result of such transaction.

The key feature of the severance plan is that a simple change of control (for example in the case of an agreed takeover) does not automatically trigger a vesting of benefits.  A second event, namely the termination without cause or constructive termination of the Named Executive Officer’s employment following the change in control, must also occur.

Pursuant to his service agreement, upon his resignation from the Company with good reason or termination without cause, Mr. Taylor is entitled to receive accrued salary and benefits and accelerated vesting of equity incentive compensation previously awarded under the LTIP, after set-off of any and all amounts paid to him under our severance plan.

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Compliance with Internal Revenue Code Section 162(m)

Section 162(m) of the U.S. Internal Revenue Code (the “Code”) generally disallows a tax deduction for compensation in excess of $1.0 million paid to a company’s named executive officers (other than one serving solely as the chief financial officer).  As the Company is domiciled in Bermuda, none of our current incentive compensation plans specifically address Section 162(m) of the Code.  However, as a result of the establishment of our U.S. operations beginning in 2007, such operations are now subject to U.S. income taxes and are therefore potentially subject to the limitation of deductions under Section 162(m). We believe that the value of any lost deductions is currently insignificant, but we are continuing to review the desirability of bringing such plans into compliance with Section 162(m) for the purpose of future awards.

Role of Executive Officers in Executive Compensation

Except in his own case, Mr. Taylor makes recommendations to our Committee on all aspects of the compensation of our Named Executive Officers, including recommending plan structures and performance measures.  Mr. Kim acts as Secretary for the Committee and coordinates the preparation of meeting and research materials for Mr. Taylor and the Committee.

Compensation and Nominating Committee Report

The Compensation and Nominating Committee of the Board has reviewed and discussed the Compensation Discussion and Analysis disclosure required by Item 402(b) of Regulation S-K of the 1934 Act with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Morgan W. Davis (Chair)

John D. Collins

J. Roderick Heller III

Candace L. Straight

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Summary Compensation Table

The following table includes information concerning the compensation awarded to, earned by or paid for services rendered in all capacities during 2007 and 2006 by our CEO, our CFO and our three most highly compensated executive officers who were serving as executive officers during or at the end of 2007.  We refer to these individuals collectively as our “Named Executive Officers”.

Name and		Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Principal Position	Year	($) (1)	($) (2)	($) (3)	($)	($) (2)	($)	($) (4)	($)

Anthony Taylor	2007	900,205	450,103	1,798,971	—	1,212,197	—	324,128	4,685,604
Chairman and CEO	2006	900,260	450,000	891,673	—	1,373,000	—	231,951	3,846,884
(Principal Executive Officer)

Thomas G.S. Busher	2007	432,313	216,157	1,243,067	—	579,796	—	234,486	2,705,819
Deputy Chairman, Chief	2006	430,704	215,472	592,351	—	657,528	—	236,097	2,132,152
Operating Officer and EVP

Christopher L. Harris	2007	418,250	209,125	1,543,261	—	559,227	—	255,830	2,985,693
President	2006	382,500	200,000	293,566	—	610,000	—	200,649	1,692,096

Kernan V. Oberting	2007	353,141	176,571	1,097,204	—	470,064	—	137,463	2,234,443
CFO and EVP	2006	350,100	175,050	502,422	—	535,950	—	356,697	1,920,219
(Principal Financial Officer)

Nicholas Newman-Young	2007	365,158	136,934	317,267	—	344,311	—	49,078	1,212,748
Managing Director of MMSL	2006	326,070	123,385	139,562	—	340,190	—	38,419	967,626

(1)                    Mr. Newman-Young’s salary shown represents the U.S. dollar equivalent of £182,497 GBP and £177,182 GBP for 2007 and 2006, respectively. The U.S. dollar equivalent was determined using a weighted average exchange rate. All other Named Executive Officers’ salaries are denominated in U.S. dollars.

(2)                    Compensation shown as Bonus above represents the minimum guaranteed bonus to which the Named Executive Officer was entitled under the Company’s 2007 annual bonus plan. The difference between this minimum amount and the final amount awarded to the Named Executive Officer is shown as Non-Equity Incentive Plan Compensation above. See “Grants Of Plan-Based Awards.” For 2008, the Company discontinued guaranteed minimum bonuses for its Named Executive Officers.

(3)                    Represents the 2007 compensation expense recorded by the Company under FAS 123(R) for outstanding performance shares and RSUs without regard to estimated forfeitures. See “Outstanding Equity Awards at Fiscal Year-End.”

(4)                    The components of All Other Compensation amounts for 2007 are presented in detail on the page that follows.

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All Other Compensation

Name	Year	Perquisites and Other Personal Benefits ($) (1)	Housing Allowance ($)	Defined Contribution Pension ($)	Tax Gross-Up ($)	Dividends on RSUs ($) (2)	Life Insurance ($)	Total ($)

Anthony Taylor	2007	192,526	—	90,021	—	40,500	1,081	324,128
Thomas G.S. Busher	2007	19,355	144,000	43,069	—	26,700	1,362	234,486
Christopher L. Harris	2007	22,601	144,000	41,825	15,664	25,500	6,240	255,830
Kernan V. Oberting	2007	38,236	33,000	17,505	22,775	24,300	1,647	137,463
Nicholas Newman-Young	2007	—	—	36,516	—	7,500	5,062	49,078

(1)                    See below for details on Perquisites and Other Personal Benefits.

(2)                    Represents dividend equivalents earned on all outstanding RSUs during 2007 regardless of whether such RSUs were vested or unvested.  RSUs remain outstanding until the completion of the full service period of the RSU award.

Perquisites and Other Personal Benefits

Name	Year	Personal Travel ($) (1)	Relocation ($)	Financial Planning ($)	Commuting ($) (2)	Other ($) (3)	Total ($)

Anthony Taylor	2007	176,757	—	—	14,869	900	192,526
Thomas G.S. Busher	2007	19,355	—	—	—	—	19,355
Christopher L. Harris	2007	21,365	—	—	—	1,236	22,601
Kernan V. Oberting	2007	9,612	21,672	5,940	—	1,012	38,236
Nicholas Newman-Young	2007	—	—	—	—	—	—

(1)                    Represents travel from Bermuda for home leave for our Bermuda-based Named Executive Officers.

(2)                    Reflects the cost of car or taxi service to/from work provided to Mr. Taylor pursuant to his service agreement with the Company.

(3)                    Includes reimbursement for health club memberships and parking.

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Grants Of Plan-Based Awards

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or	All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option	Grant Date Fair Value of Stock and Option
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($) (2)	Threshold (#)	Target (#)	Maximum (#)	Units (#)	Options (#)	Awards ($/sh)	Awards (d) ($)
Anthony Taylor		—	450,102	1,575,358	—	—	—	—	—	—	—

Thomas G.S. Busher		—	216,156	756,547	—	—	—	—	—	—	—
RSUs (2)	11/20/07				—	—	—	50,000	—	—	803,620

Christopher L. Harris		—	209,125	731,938	—	—	—	—	—	—	—
RSUs (2)	11/20/07				—	—	—	50,000	—	—	803,620

Kernan V. Oberting		—	176,570	617,996	—	—	—	—	—	—	—

Nicholas Newman-Young		—	228,224	410,803	—	—	—	—	—	—	—

(1)                    Represents the difference between the Named Executive Officer’s threshold, target and maximum bonus potential for 2007 and his guaranteed minimum bonus for 2007.  See “Summary Compensation Table.”  For 2008, the Company discontinued guaranteed minimum bonuses for its Named Executive Officers.

(2)                    Represents RSUs awarded to Messrs. Busher and Harris in November 2007 in connection with their increased responsibilities as Deputy Chairman and President of the Company, respectively. The RSUs vest ratably over an approximately five-year period subject to continuous employment. The grant date fair value of these RSUs was determined in accordance with FAS 123 (R).

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Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) (1)	Market Value of Shares or Units of Stock That Have Not Vested ($) (2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (2) (3)

Anthony Taylor
Performance shares	—	—	—	N/A	N/A	—	—	120,000	2,041,200
RSUs	—	—	—	N/A	N/A	68,333	1,162,350	—	—

Thomas G.S. Busher
Performance shares	—	—	—	N/A	N/A	—	—	88,000	1,496,880
RSUs	—	—	—	N/A	N/A	95,333	1,621,620	—	—

Christopher L. Harris
Performance shares	—	—	—	N/A	N/A	—	—	100,000	1,701,000
RSUs	—	—	—	N/A	N/A	93,333	1,587,600	—	—

Kernan V. Oberting
Performance shares	—	—	—	N/A	N/A	—	—	72,000	1,224,720
RSUs	—	—	—	N/A	N/A	42,000	714,420	—	—

Nicholas Newman-Young
Performance shares	—	—	—	N/A	N/A	—	—	20,000	340,200
RSUs	—	—	—	N/A	N/A	13,333	226,800	—	—

(1)       The RSUs outstanding relate to the 2006-2008, 2007-2009 and 2008-2013 award periods and vest ratably on the anniversary date of the award. Vested RSUs remain outstanding until the completion of the full service period of the RSU award.

(2)       The market value of RSUs and performance shares was calculated using the Company’s closing share price of $17.01 at December 31, 2007.

(3)       Performance shares outstanding relate to the 2006-2008 and 2007-2009 performance periods. In April 2007, the Company canceled all performance shares relating to the 2005-2007 performance period due to the adverse results achieved during 2005 in the wake of KRW. The number of performance shares and the resulting value of the awards presented above is based on  the maximum estimated future payout.

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Option Exercises and Stock Vested

	Option Awards		Stock Awards(1)
	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting
Name	(#)	($)	(#)	($)

Anthony Taylor	—	—	45,000	765,450
Thomas G.S. Busher	—	—	29,667	504,630
Christopher L. Harris	—	—	28,333	481,950
Kernan V. Oberting	—	—	27,000	459,270
Nicholas Newman-Young	—	—	8,333	141,750

(1)       The values set forth in the table are calculated using the Company’s closing share price of $17.01 at December 31, 2007. Vested RSUs remain outstanding until the completion of the full anniversary period of the RSU award. Actual values realized will depend on the market value of the Common Shares at the time of distribution.

Non-Qualified Deferred Compensation

		Registrant	Aggregate		Aggregate
	Executive	Contributions	Earnings	Aggregate	Balance at
	Contributions	in Last	In Last	Withdrawals/	Last Fiscal
	in Last Fiscal Year	Fiscal Year	Fiscal Year (1)	Distributions	Year-End
Name	($)	($)	($)	($)	($)

Anthony Taylor	—	—	—	—	—
Thomas G.S. Busher	—	—	—	—	—
Christopher L. Harris	35,491	—	1,647	—	37,138
Kernan V. Oberting	—	—	—	—	—
Nicholas Newman-Young	—	—	—	—	—

(1)                    The approximate rate of return earned on Mr. Harris’ balance for 2007 was 4.5%.

The Company’s non-qualified deferred compensation plan allows participants to voluntarily defer all or a portion of qualifying remuneration payable, which can be invested in various investment options available to the general public. None of the investment options offered under the deferred compensation plan provide an above-market rate of interest.

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Potential Payments Upon Termination of Employment or Change in Control

The following table describes the potential payments and benefits to which the Named Executive Officers would be entitled upon termination of employment under the Company’s compensation and benefit plans and arrangements, including the service agreements and the severance plan described below. Termination of employment and satisfaction of all conditions to payment are deemed to occur at December 31, 2007 for purposes of this table. All the Named Executive Officers are participants in the severance plan.  Cash payments under the severance plan, in certain instances, may be made in lieu of salary continuation payments or may offset benefits to which the executive may otherwise be entitled pursuant to his service agreement with the Company.

Name and Termination Category	Cash Severance Payment ($)	Acceleration of Long-Term Incentive Awards ($)	Continuation of Medical Benefits ($)	Repatriation/ Relocation Expenses ($)	Total Termination Benefits ($)

Anthony Taylor
Without Cause or for Good Reason by Executive	3,600,820	3,316,950	26,899	—	6,944,669
After Change in Control (1)	8,169,615	3,316,950	—	—	11,486,565

Thomas G.S. Busher
Without Cause (2)	432,313	—	—	—	432,313
Voluntary (3)	216,157	—	—	—	216,157
Disability	432,313	—	—	—	432,313
After Change in Control (1)	2,610,626	3,112,830	—	—	5,723,456

Christopher L. Harris
Without Cause (2)	418,250	—	—	—	418,250
Voluntary (3)	209,125	—	—	—	209,125
Disability	418,250	—	—	—	418,250
After Change in Control (1)	2,456,500	3,146,850	—	—	2,456,500
Refusal/Revocation of Bermuda Work Permit (4)	—	—	—	149,363	149,363

Kernan V. Oberting
Without Cause (2)	353,141	—	—	—	353,141
Voluntary (3)	176,571	—	—	—	176,571
Disability	353,141	—	—	—	353,141
After Change in Control (1)	2,128,282	1,990,170	—	—	4,118,452

Nicholas Newman-Young
Without Cause (2)	365,158	—	—	—	365,158
Voluntary (3)	182,579	—	—	—	182,579
After Change in Control (1)	1,606,316	442,260	—	—	2,099,726

(1)	See description under “Severance Plan” below regarding benefits that may become payable upon termination of employment following a “change in control” of the Company as defined in the LTIP.

(2)	Represents twelve months’ base salary upon termination of the executive’s employment by the Company in lieu of providing notice.

(3)

Represents six months’ base salary payable upon written notice of voluntary termination of employment by the executive pursuant to his service agreement, if the Company determines to terminate the executive’s employment upon receipt of such notice.

(4)	Benefits will not be payable if termination is as a result of any conviction under Bermuda law or conduct by the executive amounting to breach of his service agreement.

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Accrued Pay and Regular Benefits

The amounts shown in the table above do not include payments and benefits provided on a non–discriminatory basis to salaried employees generally upon termination of employment.  These include:

•	accrued salary and vacation pay,

•	reimbursement of all documented business-related expenses,

•	regular pension benefits under any of the applicable Company retirement plans including distributions of non–qualified deferred compensation, if any, and

•	medical, dental and disability insurance benefits.

Severance Plan

The Company’s severance plan, which became effective January 1, 2005, provides for the payment of specified benefits if the employment of certain senior executives terminates in connection with a “change in control” as defined in the LTIP.  Benefits are triggered if, within 24 months following the occurrence of a change in control, a plan participant’s employment is terminated by the Company for a reason other than death, “disability” or “cause”, or by the participant following a “constructive termination” (as such terms are described in the severance plan). The plan is administered by the Compensation and Nominating Committee, which is authorized to interpret the plan and to establish, amend and rescind any rules and regulations relating to the plan.

Pursuant to the severance plan, a participant is entitled to receive either Group A Benefits (a “Group A Executive”) or Group B Benefits (a “Group B Executive”).  Participants receive lump-sum cash payments within 30 business days after termination in an amount based on a multiple of their base salary and annual bonus, each as determined in accordance with the severance plan.  This multiple is three for Group A Executives and two for Group B Executives. The Compensation and Nominating Committee has determined that Mr. Taylor is a Group A Executive and that Messrs. Busher, Harris, Oberting and Newman-Young are Group B Executives.  The Compensation and Nominating Committee may change such determinations at any time in its discretion. In order to receive any payments under the severance plan, the executive must execute within 60 days after termination of employment a general release of all claims against the Company.

Employment and Other Agreements

The following is a summary of the material terms of the employment–related agreements for our Named Executive Officers.

Mr. Taylor.  The Company entered into a service agreement with Mr. Taylor, effective as of January 1, 2005, under which he agreed to continue to serve as Chief Executive Officer, President and Chairman of the Board through December 31, 2007 (the “Prior Agreement”). The following summarizes the material terms of the Prior Agreement.  Mr. Taylor was to be paid an initial base salary of $900,000 per annum, subject to annual increase or decrease (but not below the initial base salary).

The Prior Agreement provided for reimbursement of first-class airfare and hotel accommodations for business travel, as well as first-class airfare for personal travel between Bermuda and the U.K. for Mr. Taylor and his spouse.  The Prior Agreement also contained restrictions on competing with us or soliciting our customers or employees for 12 months following termination of employment.

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Under the Prior Agreement, had Mr. Taylor resigned for “good reason” or been terminated without “cause” (as such terms were defined in the Prior Agreement), he would have been entitled to receive the following payments and benefits:

•	an amount equal to the sum of his salary and target bonus, multiplied by the remaining number of full or partial years remaining in the term (but not less than two);

•	medical benefit continuation under the Company’s medical plan for three years at the Company’s expense and thereafter at his expense;

•	accelerated vesting of any unvested stock options, SARs or RSUs; and

•	payment with respect to any outstanding performance shares, prorated for the number of months worked from the date of grant until termination.

These payments and benefits would have been applied against and reduced the Group A Benefits to which Mr. Taylor would have been entitled under the Company’s severance plan, as described above, had he resigned for good reason or been terminated without cause during the 24 months following a change in control of the Company.

If following the end of the term on December 31, 2007 Mr. Taylor had been removed from the Board without cause or had not been re-elected to the Board, he would have been entitled to receive the following payments and benefits:

1)	accelerated vesting of any unvested stock options, SARs and RSUs;

2)	extension to two years of the period during which to exercise any outstanding stock options; and

3)	payment with respect to any outstanding performance shares, prorated for the number of months worked from the date of grant until termination.

On November 20, 2007, the Board approved a new two-year service agreement between the Company and Mr. Taylor, which became effective January 1, 2008 (the “New Agreement”).  Except as described herein, all of the terms and conditions of the New Agreement are substantially the same as those of the Prior Agreement.

The New Agreement provides that Mr. Taylor will relinquish the role of CEO of the Company on or after June 30, 2008, at which time he will step up to the role of Executive Chairman.  During the period that Mr. Taylor remains in the role of CEO, he is to be paid a base salary of $975,000 per annum.  Upon stepping up to the role of Executive Chairman and relinquishing his role as CEO, Mr. Taylor’s salary will be reduced to $650,000 per annum.

The New Agreement provides for the same severance payments and benefits as were provided under the Prior Agreement, except that if Mr. Taylor resigns for “good reason” or is terminated without “cause” (same definitions as in the Prior Agreement), the minimum cash severance that he is entitled to receive is an amount equal to the sum of his salary and target bonus multiplied by one, rather than two.

Other Named Executive Officers.   We have also entered into service agreements with each of our Named Executive Officers other than Mr. Taylor.  Each agreement is terminable upon 12 months written notice by us or upon six months written notice by the officer, or, in each case, payment in lieu of notice in an amount equal to 12 or 6 months salary, respectively.  Each agreement entitles the officer to participate in the LTIP and the annual bonus plan, deferred compensation and severance plan.  While the service agreements have provisions relating to a change in control of the Company, the LTIP and the severance plan, as discussed above, each provides for the payment of specified benefits if a participant’s employment terminates for specified reasons following a change in control in the Company.  Such payments would be made in substitution for any payments that these officers might otherwise be entitled to receive under the terms of their respective service agreements.

Each agreement also contains restrictions on competing with us or soliciting our customers or employees for 12 months following termination of employment (except that in the case of Mr. Newman-Young in which the restricted period for solicitation of customers is six months). The agreements with Messrs. Busher, Harris and Oberting also provide for housing allowances, although Mr. Oberting discontinued his housing allowance during 2007.  Mr. Oberting’s agreement also permits him to provide limited service to White Mountains or its affiliates, provided that such work does not interfere with his performance for the Company. Such services must be fully disclosed to the Company, and the Company may require Mr. Oberting to cease such services at any time.

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Annual Bonus Plan. Pursuant to our 2007 annual bonus plan, each Named Executive Officer with the exception of Mr. Newman-Young is eligible to receive a minimum, target or maximum bonus equivalent to 50%, 100% and 200%, respectively, of such executive officer’s base salary, subject to the discretion of the Compensation and Nominating Committee and depending on the performance of the Company. Mr. Newman-Young’s equivalent percentages are 37.5%, 75% and 150% of base salary, respectively. In addition, the performance of the Named Executive Officers, with the exception of Mr. Newman-Young, is further measured by reference to the ratio of the actual ROE to ROAC.  This measure has the potential to increase or decrease the annual bonuses of participants by as much as 25% of their base salary.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation and Nominating Committee has served as an officer or employee of the Company. The Board notes a relationship with Mr. Davis, as disclosed below under “Certain Relationships and Related Transactions”, that it concluded is immaterial and does not impair his independence as a director or as a member of the Compensation and Nominating Committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

All relationships and transactions between the Company and any of our directors, executive officers or their immediate family members are reviewed to determine whether such persons have a direct or indirect material interest.  Responsibility for the development and implementation of processes and controls to obtain information from our directors and executive officers with respect to related person transactions and for the determination, based on facts and circumstances, as to whether the Company or a related person has a direct or indirect material interest lies primarily with our legal department. The Company has a written related person transaction policy.

As required under SEC rules, transactions that are determined to be directly or indirectly material to the Company or a related person are disclosed in the Company’s Proxy Statement.  In addition, our Audit Committee reviews and approves or ratifies any related person transaction that must be disclosed.  In the course of its review, our Audit Committee considers:

•	the nature of the related person’s interest in the transaction;

•	the material terms of the transaction, including, without limitation, the amount and type of the transaction;

•	whether the transaction would impair the judgment of a director or executive officer in acting in the best interests of the Company;

•	the importance of the transaction to the related person; and

•	any other matters the Committee deems appropriate.

Any member of the Audit Committee who is a related person with respect to a transaction under review may not participate in the deliberations or any vote respecting approval or ratification of the transaction, provided, however, that such director may be counted in determining the presence of a quorum at a meeting of the committee that considers the transaction.

We describe below some of the transactions we have entered into with parties that are related to the Company. We believe that each of the transactions described below was on terms no less favorable to us than we could have obtained from unrelated parties.

In May 2007, the Company repurchased from White Mountains 939,039 Common Shares and 7,172,375.5 warrants to acquire Common Shares for a total purchase price of $65.0 million. As a result, White Mountains no longer has any ownership interest in the Company and the Company no longer has any warrants outstanding. As of December 31, 2006, White Mountains beneficially owned approximately 6.8% of the Company, assuming conversion of the warrants it held at that date. White Mountains provided the Company with investment advisory and management services from the date of the Company’s formation to March 2008. Mr. Davis, a director of the Company, is also a director of White Mountains and certain of its subsidiaries. Kernan V. Oberting, our CFO, was previously employed by and is permitted to provide limited services to White Mountains or its affiliates and has retained certain long-term incentive awards granted to him by White Mountains prior to his employment with the Company.

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Mr. Ross, a director of the Company, is Chairman and CEO of WL Ross & Co. LLC. Investment funds managed by WL Ross & Co. LLC owned 6.9% of the Company’s Common Shares and 9.8% of Blue Ocean’s outstanding common shares at December 31, 2007. Mr. Ross is also one of the five directors of Blue Ocean.  As of December 31, 2007, the Company owned 42.2% of Blue Ocean’s outstanding common shares and 33.6% of Blue Ocean’s outstanding preferred shares. During the years ended December 31, 2007 and 2006, Blue Ocean Re incurred $12.6 million and $14.9 million in total fees (consisting of underwriting and performance fees), respectively, related to its underwriting agreement with a subsidiary of the Company which commenced January 1, 2006.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the 1934 Act, as amended, requires the Company’s executive officers and directors and persons who own more than 10% of a registered class of the Company’s equity securities to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of such forms received by us or written representations from certain reporting persons, during the year ended December 31, 2007, all Section 16(a) filing requirements applicable to the directors, executive officers and greater than 10% Shareholders were complied with by such persons except that on October 15, 2007, Mr. Dwyer reported the sale of 5,000 Common Shares at a price per share of $17.74 made in connection with a plan-to-plan transfer of retirement plan assets on October 8, 2007. Mr. Dwyer attempted an in-kind transfer of securities but was unable to do so.  On November 14, 2007, Mr. Dwyer reported the repurchase of the 5,000 Common Shares at a purchase price of $18.01 per share.

PROPOSAL 2

ELECTION OF DESIGNATED COMPANY DIRECTORS OF MONTPELIER RE

We conduct business through our wholly-owned Bermuda operating subsidiary, Montpelier Re. Bye-law 85 of the Company’s Bye-laws provides that the board of directors of Montpelier Re shall consist of persons who first have been elected as designated company directors by a resolution at the Annual General Meeting. The Board must then vote all common shares of Montpelier Re to elect such designated company directors as Montpelier Re directors.  The Company’s Bye-law provisions with respect to the removal of designated company directors operate similarly. The Bye-laws of Montpelier Re provide that the only persons eligible to be elected as Montpelier Re’s directors are those persons who first have been elected by the Shareholders of the Company as designated company directors in accordance with the Company’s Bye-laws (including any limitation on voting rights).

Proposal No. 2 calls for the election of Messrs. Taylor, Busher, Harris and David S. Sinnott as designated company directors for election to the board of directors of Montpelier Re. Messrs. Taylor, Busher, Harris and Sinnott will not receive any compensation for their services as directors of Montpelier Re. Biographical information relating to Messrs. Taylor, Busher and Harris is presented under “Proposal 1 – Election of the Company’s Directors.”

Mr. Sinnott, age 46, currently serves as Chief Reinsurance Officer and is an EVP of Montpelier Re.  He joined Montpelier Re in 2002 as a Senior Underwriter and has been Montpelier Re’s Chief Reinsurance Officer since 2006.  On March 13, 2008, the Company announced that, effective July 1, 2008, Mr. Sinnott will also assume the role of the Company’s Chief Underwriting Officer.

THE BOARD RECOMMENDS VOTING “FOR” PROPOSAL 2 WHICH CALLS FOR THE ELECTION OF EACH OF THENOMINEES AS DESIGNATED COMPANY DIRECTORS OF MONTPELIER RE.

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PROPOSAL 3

ADOPTION OF THE SECOND AMENDED AND RESTATED BYE-LAWS

The Board unanimously determined, at its meeting held on February 26, 2008, that it is in the interests of the Company and its Shareholders to make certain amendments to our Amended and Restated Bye-laws. As such, the Board approved, and recommended that Shareholders approve, the adoption of the Second Amended and Restated Bye-laws (the “Amended Bye-laws”).  The Amended Bye-laws are included as Appendix B to this Proxy Statement and the following summary of the material terms and conditions of each of the amendments is qualified in its entirety by reference to the Amended Bye-laws.  If approved by Shareholders, the Amended Bye-laws will become effective at the conclusion of the 2008 Annual Meeting.  Shareholders are urged to carefully review Appendix B.

Background and Reasons for the Amendment to the Bye-laws

In 2006, the Legislative Change Committee of the Bermuda International Business Association in collaboration with the Ministry of Finance undertook a comprehensive review of the Bermuda Companies Act 1981 (the “Companies Act”).  Following this review, a Bill entitled the Companies Amendment Act 2006 (the “Act”) was passed and subsequently enacted on December 29, 2006.   The Act significantly amends the Companies Act.

Many of the changes brought about by these amendments are intended to make it easier for companies, the Registrar of Companies and service providers to utilize technology for maximum efficiency and convenience by making it possible for a company to deliver, via electronic mode, an electronic record of documents.  This means, subject to Shareholder adoption of the Amended Bye-laws, that we may communicate with our Shareholders by posting information (proxy material and notices of Shareholders meetings) electronically.

Other changes brought about by these amendments include:

Treasury Shares.  A Bermuda company may, if permitted by its memorandum or Bye-laws, acquire its own shares to be held as treasury shares.  The Amended Bye-laws would permit the Company to reacquire and hold treasury shares.  We believe this will enable the Company to reissue those shares at a later time providing us with greater financial flexibility.  We will continue to be able to repurchase and retire our own shares as has been our past practice.

Corporate Seals.  It is no longer a mandatory requirement of the Companies Act that deeds or other documents be executed under seal in order to be effective as a matter of Bermuda law.   As such, the Amended Bye-laws reflect this change.

Written Resolutions.  Previously, if a matter was to be decided by a written resolution, the consent of all the members entitled to vote on the resolution was required.  Now, written resolutions will be effective when the notice of resolutions and the resolutions have been circulated to all Shareholders and the resolutions are signed by Shareholders who represent the majority of votes as would be required if the resolutions had been voted on at a General Meeting of Shareholders. While we do not currently anticipate seeking Shareholder consent via written resolution, the Amended Bye-laws provide the Company with the flexibility to do so in the future should we so choose.

Appointment of Officers.  In the past, companies were required to have officers with specific titles: “President” and “Vice President”, or “Chairman” and “Vice-Chairman”.  There are no longer any specific titles required for officers, with the exception of the “Secretary”.  The Amended Bye-laws reflect this change which will provide us greater flexibility in appointing and naming our officers in the future.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL 3 WHICH CALLS FOR THE ADOPTION OF THE SECOND AMENDED AND RESTATED BYE-LAWS.

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PROPOSAL 4

APPOINTMENT OF INDEPENDENT AUDITOR

On February 26, 2008, upon recommendation of the Audit Committee, the Board unanimously selected, subject to approval of the Company’s Shareholders, PricewaterhouseCoopers, an independent registered public accounting firm of Hamilton, Bermuda, to continue to serve as the Independent Auditor of the Company and its subsidiaries for the year ending December 31, 2008.  In addition to this appointment, Shareholders are being asked to authorize the Board, acting by the Company’s Audit Committee, to set the remuneration for PricewaterhouseCoopers for the year ending December 31, 2008. PricewaterhouseCoopers has served as the Company’s Auditor since the Company’s inception.

A representative of PricewaterhouseCoopers is expected to be present at the 2008 Annual Meeting and will have the opportunity to make statements and to respond to appropriate questions.

Professional Fees Billed to the Company

The following table presents fees billed for professional services rendered by PricewaterhouseCoopers during 2007 and 2006. The Audit Committee has considered whether the provision of non-audit services by PricewaterhouseCoopers is compatible with maintaining its independence with respect to the Company and has determined that the provision of the specified non-audit services is consistent and compatible with PricewaterhouseCoopers maintaining its independence.

The policy of the Audit Committee is to pre-approve all audit and permissible non-audit services to be performed by the independent registered public accounting firm during the year, and, pursuant to this policy the Audit Committee pre-approved all such services for the year ended December 31, 2007. The Audit Committee pre-approves services by authorizing specific projects within the categories outlined below, subject to the budget for each category. The Audit Committee Charter permits the Audit Committee to delegate authority to one or more members including the Chair, when appropriate, with respect to granting pre-approvals of audit and permitted non-audit services, provided that decisions of such members to grant pre-approvals must be presented to, and ratified by, the full Audit Committee at its next scheduled meeting.

	Year Ended December 31,
	2007	2006

Audit Fees (1)	$913,800	$855,500
Audit-Related Fees	—	—
Tax Fees (2)	14,099	59,194
All Other Fees	—	—
Total	$927,899	$914,694

(1)

The fees in this category were for professional services rendered in connection with: (i) the audit of the Company’s annual financial statements, including the Company’s internal control over financial reporting, set forth in the Company’s Annual Report on Form 10-K; (ii) the review of the Company’s quarterly financial statements set forth in its Quarterly Reports on Form 10-Q; (iii) audits of the Company’s subsidiaries that are required by statute or regulation; and (iv) those services that generally only the Company’s independent registered public accounting firm reasonably can provide.

(2)	Aggregate fees related to tax compliance, tax advice and tax planning services.

THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL 4 CALLING FOR APPOINTMENT OF PRICEWATERHOUSECOOPERS, AN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AS THE COMPANY’S INDEPENDENT AUDITOR FOR 2008.

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OTHER MATTERS

Neither the Board nor management intends to bring before the meeting any business other than the matters referred to in the Notice of 2008 Annual General Meeting of Shareholders and this Proxy Statement.  If any other business should come properly before the meeting, or any adjournment thereof, the proxyholders will vote on such matters at their discretion.

Householding

Unless it has received contrary instructions, the Company may send a single copy of this Proxy Statement to any household at which two or more Shareholders reside if the Company believes the Shareholders are members of the same family.  Each Shareholder in the household will continue to receive a separate proxy card. This process, known as “householding,” reduces the volume of duplicate information received at your household and helps to reduce the Company’s expenses.

If you would like to receive your own proxy, follow the instructions described below.  Similarly, if you share an address with another Shareholder and together both of you would like to receive only a single proxy, follow these instructions:  If your Common Shares are registered in your own name, please contact our transfer agent, BNY Mellon Shareowner Services, 480 Washington Boulevard, Jersey City, New Jersey 07310-1900.  For more information, go to https://www.bnymellon.com/shareowner/isd/.  If a bank, broker or other nominee holds your Common Shares, please contact your bank, broker or other nominee directly.

2009 SHAREHOLDER PROPOSALS

To be considered for inclusion in the Proxy Statement relating to the 2009 Annual General Meeting of Shareholders, Shareholder proposals must be received by the Company no later than December 16, 2008, unless the Company changes the date of the 2009 Annual General Meeting of Shareholders by more than 30 days from the date of this year’s meeting, in which case the Company will provide a revised deadline in one of the Company’s Quarterly Reports on Form 10-Q. If a Shareholder proposal is introduced at the 2009 Annual General Meeting of Shareholders without any discussion of the proposal in the Company’s Proxy Statement and the Shareholder does not notify the Company by March 3, 2009 as required by Rule 14a-4(c)(1) of the 1934 Act of the intent to raise such proposal at the Annual General Meeting, then such proxies received by the Company for the 2009 Annual General Meeting of Shareholders will be voted by the persons named as such proxies in their discretion with respect to such proposal.

By Order of the Board,

Jonathan B. Kim
Secretary

Hamilton, Bermuda

April 2, 2008

The 2007 Annual Report to Shareholders of the Company, including our financial statements for the year ended December 31, 2007, is being mailed concurrently with this Proxy Statement. The Annual Report does not form any part of the material for the solicitation of proxies. Upon written request of a Shareholder, the Company will furnish, without charge, a copy of the Company’s Annual Report on Form 10-K (“Form 10-K”), as filed with the SEC.  If you would like a copy of the Form 10-K, please contact Montpelier Re Holdings Ltd., Montpelier House, 94 Pitts Bay Road, Pembroke HM 08, Bermuda, Attn: Corporate Affairs Manager. The Company’s Proxy Statement, Annual Report, Form 10-K and other proxy materials are also available at: http://ww3.ics.adp.com/streetlink/MRH, http://www.sec.gov and http://www.montpelierre.bm. Information contained on such websites is not incorporated in this Proxy Statement.

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Appendix A

CATEGORICAL STANDARDS FOR DIRECTOR INDEPENDENCE

In order to be considered independent, a director of the Company must meet all of the following Categorical Standards for Director Independence.

I. Introduction

To be considered independent under NYSE rules, the Board of the Company must determine that a director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company).  These standards have been established in order to assist the Board in determining director independence and may be amended by the Board from time to time.  These standards shall be interpreted in a manner consistent with the NYSE rules.

II. Definitions

References to the “Company” include any parent or subsidiary in a consolidated group with the Company.

The term “executive officer” has the same meaning specified for the term “officer” in Rule 16a-1(f) under the Securities Exchange Act of 1934.

An “immediate family member” includes a person’s spouse, parents, children, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, brothers- and sisters-in-law, and anyone (other than a domestic employee) who shares such person’s home.  When applying the look-back provisions required herein, individuals who are no longer immediate family members as a result of legal separation or divorce, or those who have died or become incapacitated, need not be considered.

III. Employment Relationships

(1) A director is not independent if the director is, or has been within the last three years, an employee of the Company, or an immediate family member is, or has been within the last three years, an executive officer of the Company.  Employment as an interim Chairman or CEO or other executive officer shall not disqualify a director from being considered independent following that employment.

(2) A director is not independent if: (A) the director or an immediate family member is a current partner of a firm that is the Company’s internal or external auditor; (B) the director is a current employee of such a firm; (C) the director has an immediate family member who is a current employee of such a firm and who participates in the firm’s audit, assurance or tax compliance (but not tax planning) practice; or (D) the director or an immediate family member was within the last three years (but is no longer) a partner or employee of such a firm and personally worked on the Company’s audit within that time.

IV. Compensation Relationships

(1) A director is not independent if the director has received, during any twelve-month period within the last three years, more than $100,000 in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service). Compensation received by a director for former service as an interim Chairman or CEO or other executive officer need not be considered in determining independence under this test.

(2) A director is not independent if the director has an immediate family member who has received, during any twelve-month period within the last three years, more than $100,000 in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service).  Compensation received by an immediate family member for service as an employee of the Company (other than as an executive officer) need not be considered in determining independence under this test.

V. Commercial and Charitable Relationships

(1) A director is not independent if the director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three years, exceeds or exceeded the greater of $1 million or 2% of such other company’s consolidated gross revenues as reported for its last completed year.

(2) A director is not independent if the director is an executive officer, director or trustee of a charitable organization that received contributions from the Company in an amount which, in any single year within the preceding three years, exceeded the greater of $1 million or 2% of such charitable organization’s total charitable receipts as reported for the last completed year; provided, however, that the Board may determine such relationships not to be material or otherwise consistent with a director’s independence. Note that the Company’s automatic matching of employee charitable contributions will not be included in the amount of the Company’s contributions for the purposes of this paragraph.

VI. Interlocking Directorates

A director is not independent if the director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of the Company’s present executive officers at the same time serves or served on that company’s compensation committee.

VII. Other Relationships

(1) Being a director, executive officer or employee, or having an immediate family member who is a director, executive officer or employee, of a company that purchases insurance, reinsurance or other services or products from the Company, by itself, does not bar a determination that the director is independent if the payments made to the Company for such products or services are made in the ordinary course of business on an arms-length basis.

(2) For relationships not specifically mentioned above, the determination of whether a director has a material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company), and therefore would not be independent, will be made by the Board after taking into account all relevant facts and circumstances. For purposes of these standards, a director who is solely a director and/or a non-controlling shareholder of another company that has a relationship with the Company will not be considered to have a material relationship based solely on such relationship that would impair such director’s independence.

2

Appendix B

SECOND AMENDED AND RESTATED BYE - LAWS

of

MONTPELIER RE HOLDINGS LTD.

i

Schedule - Form A (Intentionally Omitted)
Schedule - Form B (Bye-law 60)
Schedule - Form C (Intentionally Omitted)
Schedule - Form D (Bye-law 68)

INTERPRETATION

1.     Interpretation

(1)   In these Bye-laws the following words and expressions shall, where not inconsistent with the context, have the following meanings respectively:

(a)           “Act” means the Companies Act 1981 of Bermuda as amended from time to time;

(b)           “Affiliate” means, with respect to any specified Person, a Person that directly or indirectly Controls, is Controlled by or is under common Control with such Person.  Without limiting the generality of the foregoing, the term “Affiliate” shall include an investment fund managed by such Person or by a Person that directly or indirectly Controls, is Controlled by or is under common Control with such Person;

(c)           “Auditor” includes any individual or partnership;

(d)           “Bye-laws” means these Bye-laws and the Schedules attached hereto;

(e)           “Business Day” means any day, other than a Saturday, a Sunday or any day on which banks in Hamilton, Bermuda or The City of New York, United States are authorised or obligated by law or executive order to close;

(f)            “Board” means the Board of Directors appointed or elected pursuant to these Bye-laws and acting by resolution in accordance with the Act and these Bye-laws or the Directors present at a meeting of Directors at which there is a quorum;

(g)           “Cause” means wilful misconduct, fraud, gross negligence, embezzlement or any other criminal conduct or any physical or mental disability that would substantially impair the ability of a Director to function in that capacity;

(h)           “Code” means the United States Internal Revenue Code of 1986, as amended;

(i)            “Company” means the company for which these Bye-laws are approved and confirmed;

(j)            “Control” of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise, and, except when used in the term “Controlled Shares” as defined in Bye-law 1(k) below, “Controlling” and “Controlled” shall have meanings correlative to the foregoing;

(k)           “Controlled Shares” in reference to any Person means all shares of the Company directly, indirectly or constructively owned by such Person within the meaning of Section 958 of the Code;

(l)            “day” means a calendar day;

(m)          “Designated Company Director” means a person elected to the office of Designated Company Director in accordance with Bye-law 85;

(n)           “Director” means a director of the Company;

(o)           “Fair Market Value” means, with respect to a repurchase of any shares of the Company in accordance with these Bye-laws or with respect to the exercise price of options under Bye-law 55(5), (a) if such shares are listed on a securities exchange (or quoted in a securities quotation system),  the average closing sale price of such shares on such exchange (or in such quotation system), or, if such shares are listed on (or quoted in) more than one exchange (or quotation system), the average closing sale price of the shares on the principal securities exchange (or quotation system) on which such shares are then traded, or, if such shares are not then listed on a securities exchange (or quotation system) but are traded in the over-the-counter market, the average of the latest bid and asked quotations for such shares in such market, in each case for the last five trading days immediately preceding the day on which notice of the repurchase of such shares is sent pursuant to these Bye-laws or the day on which the options are granted under Bye-law 55(5), or (b) (i) with respect to a repurchase, if no such closing sales prices or quotations are available because such shares are not publicly traded or otherwise, the fair value of such shares as determined by one independent U.S. nationally recognised investment banking firm chosen by the Member whose shares are to be so repurchased by the Company and reasonably satisfactory to the Company; provided, that the calculation of the Fair Market Value of the shares made by such appointed investment banking firm (A) shall not include any discount relating to (x) the absence of a public trading market for, or any transfer restrictions on, such shares, or (y) the fact that such shares being repurchased represent a minority of the issued and outstanding shares, and (B) shall be final and the fees and expenses stemming from such calculation shall be borne by the Company or its assignee, as the case may be, or (ii) with respect to the exercise price of options, if no such closing sales prices or quotations are available because such shares are not publicly traded or otherwise, the fair value of such shares as determined by the Board of Directors of the Company in good faith;

(p)           “initial public offering” means the completion, whether by the Company or any Members, of the initial public offering of the shares pursuant to a registration statement filed pursuant to the Securities Act;

(q)           “Member” means the Person registered in the Register of Members as the holder of shares in the Company and, when two or more Persons are so registered as joint holders of shares, means the Person whose name stands first in the Register of Members as one of such joint holders or all of such Persons as the context so requires;

(r)            “9.5% U.S. Shareholder” of the Company means a U.S. Person that owns shares (within the meaning of Section 958(a) of the Code) and is considered a “United States shareholder” of the Company (as defined in Section 951(b) of the Code); provided, that for these purposes, “9.5 percent” shall be substituted for “10 percent” wherever such term appears in Section 951(b) of the Code;

(s)           “notice” means written notice as further defined in these Bye-laws unless otherwise specifically stated;

(t)            “Officer” means any person appointed by the Board to hold an office in the Company;

(u)           “Person” means an individual, company, corporation, limited liability company, firm, partnership, trust, estate, unincorporated association, other entity or a body of Persons;

(v)           “Register of Directors and Officers” means the Register of Directors and Officers referred to in these Bye-laws;

(w)          “Register of Members” means the Register of Members referred to in these Bye-laws;

(x)            “Resident Representative” means any person appointed to act as resident representative and includes any deputy or assistant resident representative;

(y)           “Secretary” means the person appointed to perform any or all the duties of secretary of the Company and includes any deputy or assistant secretary;

(z)            “Rule 144” means Rule 144 under the Securities Act, or any successor rule thereto;

(aa)         “Securities Act” means the U.S. Securities Act of 1933, as amended, or any U.S. federal statute then in effect which has replaced such statute, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such replacement federal statute;

(bb)         “U.S. Person” means (i) an individual who is a citizen or resident of the United States, (ii) a corporation, partnership or other entity treated as a corporation or partnership for U.S. federal tax purposes that is created in, or organised under the laws of, the United States or any state thereof or the District of Columbia, (iii) an estate that is subject to U.S. federal income tax on its income regardless of its source, (iv) a “U.S. Trust” (as defined in the Code) or (v) any entity treated as one of the foregoing under any provision of the Code (e.g., a Bermuda insurance company that elects under Section 953(d) of the Code to be treated as a domestic corporation);

(cc)         “Treasury Share” means a share of the Company that was or is treated as having been acquired and held by the Company and has been held continuously by the Company since it was so acquired and has not been cancelled;

(dd)         “United Kingdom” means England, Scotland, Wales and Northern Ireland; and

(ee)         “United States” or “U.S.” means the United States of America and dependent territories or any part thereof.

(2)   In these Bye-laws, where not inconsistent with the context:

(a)           words denoting the plural number include the singular number and vice versa;

(b)           words denoting the masculine gender include the feminine gender;

(c)           the word:

(i)            “may” shall be construed as permissive;

(ii)           “shall” shall be construed as imperative; and

(d)           unless otherwise provided herein, words or expressions defined in the Act shall bear the same meaning in these Bye-laws.

(3)   Expressions referring to writing or written shall, unless the contrary intention appears, include facsimile, printing, lithography, photography, electronic mail and other modes of representing words in a visible form.

(4)   Headings used in these Bye-laws are for convenience only and are not to be used or relied upon in the construction hereof.

BOARD OF DIRECTORS

2.     Board of Directors

The business of the Company shall be managed and conducted by the Board.

3.     Management of the Company

(1)   In managing the business of the Company, the Board may exercise all such powers of the Company as are not, by statute or by these Bye-laws, required to be exercised by the Company in general meeting subject, nevertheless, to these Bye-laws, the provisions of any statute and to such directions as may be prescribed by the Company in general meeting.

(2)   No regulation or alteration to these Bye-laws made by the Company in general meeting shall invalidate any prior act of the Board which would have been valid if that regulation or alteration had not been made.

(3)   The Board may procure that the Company pays all expenses incurred in promoting and incorporating the Company.

4.     Power to Appoint Managing Director or Chief Executive Officer

The Board may, from time to time, appoint one or more Directors to the office of managing director or chief executive officer of the Company who shall, subject to the control of the Board, supervise and administer all of the general business and affairs of the Company.

5.     Power to Appoint Manager

The Board may appoint a person to act as manager of the Company’s day to day business and may entrust to and confer upon such manager such powers and duties as it deems appropriate for the transaction or conduct of such business.

6.     Power to Authorise Specific Actions

Except as otherwise provided herein, the Board may from time to time and at any time authorise any Person or body of Persons to act on behalf of the Company for any specific purpose and in connection therewith to execute any deed, agreement, document or instrument on behalf of the Company and to make regulatory filings and take such other actions as the Board may authorise.

7.     Power to Appoint Attorney

The Board may from time to time and at any time by power of attorney appoint any Person or body of Persons, whether nominated directly or indirectly by the Board, to be an attorney of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Board) and for such period and subject to such conditions as it may think fit and any such power of attorney may contain such provisions for the protection and convenience of persons dealing with any such attorney as the Board may think fit and may also authorise any such attorney to sub-delegate all or any of the powers, authorities and discretions so vested in the attorney.

8.     Power to Delegate to a Committee

The Board may delegate any of its powers to a committee appointed by the Board which shall consist entirely of Directors and every such committee shall conform to such directions as the Board shall impose on them.  The meetings and proceedings of any such committee shall be governed by the provisions of these Bye-laws regulating the meetings and proceedings of the Board, so far as the same are applicable and are not superseded by directions imposed by the Board.

9.     Power to Appoint and Dismiss Employees

The Board may appoint, suspend or remove any manager, secretary, clerk, agent or employee of the Company and may fix their remuneration and determine their duties.

10.   Power to Borrow and Charge Property

(1)   The Board may exercise all the powers of the Company to borrow money, to assume, guarantee or otherwise become directly or indirectly liable for indebtedness for borrowed money,  and to mortgage or charge its undertaking, property and uncalled capital, or any part thereof.

(2)   The Board may exercise all the powers of the Company to issue debentures, debenture stock and other securities whether outright or as security for any debt, liability or obligation of the Company or any third party.

11.   Exercise of Power to Purchase Shares of or Discontinue the Company

(1)   The Board may exercise all the powers of the Company to purchase all or any part of its own shares pursuant to Section 42A of the Act.

(2)   Intentionally Omitted

(3)   Without limiting the foregoing, subject to Section 42A of the Act and the approval of the Bermuda Monetary Authority or other applicable governmental or regulatory body (such approval restriction being applicable to all this Bye-law 11(3)), if the Board reasonably determines in good faith based on an opinion of counsel that share ownership, directly, indirectly or constructively, by any Member is likely to result in adverse tax consequences or materially adverse legal or regulatory treatment to the Company, any of its subsidiaries or any of its Members, the Company will have the option, but not the obligation, to purchase the minimum number of shares which is necessary to avoid or cure such adverse consequences or treatment (but only to the extent the Board reasonably determines in good faith that such action would avoid or cure such adverse consequences or treatment) with immediately available funds in an amount equal to the Fair Market Value of such shares on the date the Company repurchases such shares (the “Purchase Price”), subject to the provisions of this Bye-law 11(3).

The Board shall notify such Member promptly that it has determined that the provisions of this Bye-law 11(3) may apply to such Member, and shall provide such Member with seventy-five (75) days (subject to any extension reasonably necessary to obtain regulatory approvals necessary in connection with any proposed sale by the Member, if being diligently pursued, but in any event not more than an additional ninety (90) days), prior to and in lieu of such repurchase, to remedy the circumstances pursuant to which the ownership of shares by such Member may result in adverse tax consequences or materially adverse legal or regulatory treatment to the Company, any of its subsidiaries or any of its Members (including by such Member selling such shares to a third party, subject to Bye-law 65 and any other relevant provisions of these Bye-laws; provided, that, for the avoidance of doubt, this Bye-law 11(3) does not release such Member from any contractual restriction on transfer to which such Member is subject) and, if applicable, to select an investment bank to determine the Fair Market Value of such shares.

If a Member subject to application of this Bye-law 11 does not remedy the consequences or treatment described in the preceding two paragraphs within the period referred to above, the Company shall have the right, but not the obligation, to purchase such shares at the Fair Market Value thereof.  If the Company shall determine not to purchase such shares at the Fair Market Value pursuant to this Bye-law 11, the Company shall notify each other Member thereof, and shall permit the other Members to purchase such shares at the Fair Market Value in its stead, pro rata, to the number of shares then held by each such Member, and then, to the extent that any Members shall fail to accept such offer, to the other Members who have elected to purchase their portion of such shares.  After offering the shares to be repurchased to the other Members in accordance with the preceding sentence, the Company will also be entitled to assign its purchase right to a third party which may purchase such shares at the Fair Market Value.  Each Member shall be bound by the determination by the Company to purchase or assign its right to purchase such Member’s shares and, if so required by the Company, shall sell the number of shares that the Company requires it to sell.

The Board will exercise all reasonable efforts to exercise this option to purchase shares from Members equitably and, to the extent possible, equally among similarly situated Members.

In the event that the Member(s) or the Company or its assignee(s) determine to purchase any such shares, the Company shall provide each Member concerned with written notice of such determination (a “Purchase Notice”) at least five calendar days prior to such purchase or such shorter period as each such Member may authorise, specifying the date on which any such shares are to be purchased and the Purchase Price.  The Company may revoke the Purchase Notice at any time before the Member(s), the Company or its assignee(s) pay for the shares.  The Board may authorise any person to sign, on behalf of any Member who is the subject of a Purchase Notice, an instrument of transfer relating to any of such Member’s shares which the Company has an option to purchase.  Payment of the Purchase Price by the Member(s), the Company or its assignee(s) shall be by wire transfer or certified check and made at a closing to be held no less than five calendar days after receipt of the Purchase Notice by the selling Member.

(4)   Intentionally Omitted

11.A. Exercise of Power to Acquire Treasury Shares of the Company

The Company may acquire its own shares as Treasury Shares in accordance with the Act on such terms as the Board shall think fit.

12.   Election of Directors

The Board shall consist of five (5) Directors or such number in excess thereof as the Members may from time to time determine that shall be elected, except in the case of vacancy, at the annual general meeting or any special general meeting, in accordance with this Bye-law.  The Directors shall be divided into three (3) classes as nearly equal as possible (Class A, Class B and Class C).  The initial Class A Directors shall serve for a term expiring at the annual general meeting of Members to be held in 2003; the initial Class B Directors shall serve for a term expiring at the annual general meeting of Members to be held in 2004; and the initial Class C Directors shall serve for a term expiring at the annual general meeting of Members to be held in 2005.  At each annual general meeting of Members, the successor or successors of the class of Directors shall hold office for a term expiring at the annual general meeting of Members held in the third year following the year of their election.  The Directors elected to each class shall hold office until their successors are duly elected and qualified or until their earlier death, disqualification, resignation, or removal.

13.   Defects in Appointment of Directors

All acts done bona fide by any meeting of the Board or by a committee of the Board or by any person acting as a Director shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any Director or person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such person had been duly appointed and was qualified to be a Director.

14.   Alternate Directors

The Company shall only have alternate directors if approved by the Board and the Members in general meeting.

15.   Observers’ Rights

The Board may grant, in its discretion and to Members who so request, the right to designate persons to attend meetings of the Board or committees appointed by the Board, in each case as non-voting observers.  Any such observers shall be reasonably acceptable to the Board.  Such grant of observers’ rights by the Board may be revoked by the Board, subject to any relevant contract in which the Company has agreed to grant observers’ rights.  The Company shall not be responsible for any travel or other expenses of any such observer.  No breach of any observer’s rights shall invalidate any proceeding or resolution of the Board.

16.   Removal of Directors

(1)   Subject to any provision to the contrary in these Bye-laws, the Members may, at any annual general meeting or any special general meeting convened and held in accordance with these Bye-laws, remove a Director, only for Cause by the affirmative vote of Members holding at least a majority of the total combined voting power of all of the issued and outstanding shares of the Company after giving effect to any reduction in voting power required under Bye-law 51; provided, that the notice of any such meeting convened for the purpose of removing a Director shall contain a statement of the intention so to do and be served on such Director not less than 14 days before the meeting and at such meeting such Director shall be entitled to be heard on the motion for such Director’s removal.

(2)   A vacancy on the Board created by the removal of a Director under this Bye-law may only be filled by the affirmative vote of Members holding at least a majority of the total combined voting power of all of the issued and outstanding shares of the Company after giving effect to any reduction in voting power required under Bye-law 51.  A Director so elected shall hold office in the same class of Directors as the removed Director held until the next annual general meeting or until such Director’s office is otherwise vacated.

17.   Vacancies on the Board

(1)   The Board shall have the power from time to time and at any time, by the affirmative vote of at least a majority of the Directors then in office, to appoint any person as a Director to fill a vacancy on the Board occurring as the result of the death, disability, disqualification or resignation of any Director.  A Director so appointed shall hold office in the same class of Directors as the Director whose vacant position he is filling until the next annual general meeting or until such Director’s office is otherwise vacated.

(2)   The Board may act notwithstanding any vacancy in its number but, if and so long as its number is reduced below the number fixed by these Bye-laws as the quorum necessary for the transaction of business at meetings of the Board, the continuing Directors or Director may act for the purpose of (i) summoning a general meeting of the Company or (ii) preserving the assets of the Company.

(3)   The office of Director shall be vacated if the Director:-

(a)           is removed from office for Cause pursuant to Bye-law 16 or is prohibited from being a Director by law;

(b)           is or becomes bankrupt or makes any arrangement or composition with his creditors generally;

(c)           is or becomes of unsound mind or dies;

(d)           resigns his or her office by notice in writing to the Company.

18.   Notice of Meetings of the Board

(1)   A Director may, and the Secretary on the requisition of a Director shall, at any time summon a meeting of the Board upon notice duly given as provided in Bye-law 18(2) below.

(2)   Notice of a meeting of the Board shall be deemed to be duly given to a Director if, at least 7 days prior to such meeting, it is given to such Director verbally in person or by telephone or otherwise communicated or sent to such Director by post, electronic means or other mode of representing words in a visible form at such Director’s last known address or in accordance with any other instructions given by such Director to the Company for this purpose; provided, however, that a Director may consent to a shorter notice of any meeting period than the requirement of the 7 days’ prior notice period of any meeting orally or in writing before the commencement of the meeting.

19.   Quorum at Meetings of the Board

(1)   The quorum necessary for the transaction of business at a meeting of the Board shall be a majority of the Directors in office from time to time and in no event shall be less than three (3) Directors.

(2)   The quorum necessary for the transaction of business at a meeting of any committee of the Board shall be two persons who sit on such committee.

20.   Meetings of the Board

(1)   The Board may meet for the transaction of business, adjourn and otherwise regulate its meetings as it sees fit.

(2)   Directors may participate in any meeting by such electronic means as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting.

(3)   Each Director shall have one (1) vote on any resolution to be decided by the Board unless disqualified from voting in accordance with these Bye-laws.  Except as otherwise provided herein, a resolution put to the vote at a meeting of the Board shall be carried by the affirmative votes of a majority of the votes cast and in the case of an equality of votes the resolution shall fail.

21.   Unanimous Written Resolutions

A resolution in writing signed by all the Directors, which may be in counterparts, shall be as valid as if it had been passed at a meeting of the Board duly called and constituted, such resolution to be effective on the date on which the last Director signs the resolution.  Such resolution shall be deemed to be adopted, as an act of the Board, at the place where, and at the time when, the last signature of a Director is affixed thereto.

22.   Contracts and Disclosure of Directors’ Interests

(1)   Any Director, or any Director’s firm, partner or any company with whom any Director is associated, may act in a professional capacity for the Company and such Director or such Director’s firm, partner or such company shall be entitled to remuneration for professional services as if such Director were not a Director; provided, that nothing herein contained shall authorise a Director or Director’s firm, partner or such company to act as Auditor of the Company.

(2)   As required by the Act, a Director shall declare the nature of any direct or indirect interest in a contract or proposed contract or arrangement between the Company and himself, his Affiliates, or a Person who employs or has employed the Director within the preceding twelve (12) months.

(3)   A Director may not vote in respect of any contract or proposed contract or arrangement in which any of the following Persons are interested:  (i) the Director; (ii) the Director’s Affiliates (except for the Company or any Designated Company, as defined in Bye-law 85); or (iii) a Person who employs or has employed the Director within the preceding twelve (12) months.  Such a director may be counted in the quorum at such meeting.  A resolution with regard to a vote in respect of any such contract or proposed contract or arrangement shall be carried by the affirmative votes of a majority of the votes cast by Directors at such meeting who are not so, directly or indirectly, interested.

23.   Remuneration of Directors

(1)   The remuneration and benefits (if any) of the Directors, including without limitation, participation in any share option or incentive plan and loans (with the general or specific consent required by Section 96 of the Act) in connection therewith, shall only be permitted to the extent permitted under applicable law, and shall be determined by the Board and shall be deemed to accrue from day to day.  The Directors shall also be reimbursed for all travel, hotel and other expenses properly incurred by them in attending and returning from meetings of the Board, any committee appointed by the Board, general meetings of the Company, or in connection with the business of the Company or their duties as Directors generally.

(2)   A Director may hold any other office or place of profit under the Company (other than the office of Auditor) in conjunction with his or her office of Director for such period on such terms as to remuneration and otherwise as the Board may determine.

(3)   To the extent permitted under applicable law, the Board may award special remuneration and benefits to any Director undertaking any special work or services for, or undertaking any special mission on behalf of, the Company other than his or her ordinary routine work as a Director.  Any fees paid to a Director who is also counsel or attorney to the Company, or otherwise serves it in a professional capacity, shall be in addition to his or her remuneration as a Director.

OFFICERS

24.   Appointment of Officers

(1)   The Board may appoint such officers (who may or may not be Directors) as the Board may determine.

25.   Appointment of Secretary

The Secretary and additional Officers, if any, shall be appointed by the Board from time to time.

26.   Remuneration of Officers

The Officers shall receive such remuneration as the Board may from time to time determine.

27.   Duties of Officers; Exercise of Executive Authority

The Officers shall have such powers and perform such duties in the management, business and affairs of the Company as may be delegated to them by the Board from time to time.

28.   Chairman of Meetings

Unless otherwise agreed by a majority of those attending and entitled to attend and vote thereat, the Chairman, if there be one, and if not the President, if there be one, shall act as chairman at all meetings of the Members and of the Board at which such person is present.  In their absence the Deputy Chairman or Vice President, if present, shall act as chairman and in the absence of all of them a chairman shall be appointed or elected by those present at the meeting and entitled to vote.

29.   Register of Directors and Officers

The Board shall cause to be kept in one or more books at the registered office of the Company a Register of Directors and Officers and shall enter therein the particulars required by the Act.

MINUTES

30.   Obligations of Board to Keep Minutes

(1)   The Board shall cause minutes to be duly entered in books provided for the purpose:-

(a)           of all elections and appointments of Officers;

(b)           of the names of the Directors present at each meeting of the Board and of any committee appointed by the Board; and

(c)           of all resolutions and proceedings of general meetings of the Members, meetings of the Board, meetings of managers and meetings of committees appointed by the Board.

(2)   Minutes prepared in accordance with the Act and these Bye-laws shall be kept by the Secretary at the registered office of the Company.

INDEMNITY

31.   Indemnification of Directors and Officers of the Company

(1)   The Company shall indemnify its Officers and Directors to the fullest extent possible except as prohibited under the Act.  Without limiting the foregoing, the Directors, Secretary and other Officers (such term to include for the purposes of Bye-laws 31 and 32, any Person appointed to any committee by the Board or any Person who is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan)) and employees of the Company acting in relation to any of the affairs of the Company and the liquidator or trustees (if any) acting in relation to any of the affairs of the Company, and every one of them, and their heirs, executors and administrators, shall be indemnified and secured harmless out of the assets of the Company (and the Company, in the discretion of the Board, may so indemnify and secure harmless a Person by reason of the fact that such Person was an agent of the Company or was serving at the request of the Company in any other capacity for or on behalf of the Company) from and against all actions, costs, charges, losses, damages and expenses (including, without limitation, attorney’s fees in defending any such action or in proceeding against the Company to recover under this Bye-law) which they or any of them, their heirs, executors or administrators, shall or may incur or sustain by or by reason of any act done, concurred in or omitted (actual or alleged) in or about the execution of their duty, or supposed duty, or in their respective offices or trusts, including without limitation, any acts taken or omitted with regard to subsidiary companies of the Company, and none of them shall be answerable for the acts, receipts, neglects or defaults of the others of them or for joining in any receipts for the sake of conformity, or for the acts of or the solvency or honesty of any bankers or other persons with whom any moneys or effect belonging to the Company shall or may be lodged or deposited for safe custody, or for insufficiency or deficiency of any security upon which any moneys of or belonging to the Company shall be placed out on or invested, or for any other loss, misfortune or damage which may happen in the execution of their respective offices or trusts, or in relation thereto; provided, that this indemnity shall not extend to any matter prohibited by the Act.

(2)   Any indemnification under this Bye-law 31, unless ordered by a court, shall be made by the Company only as authorised in the specific case upon a determination that indemnification of such Person is proper in the circumstances because such Person has met the applicable standard of conduct set forth in paragraph (1) of this Bye-law 31.  Such determination shall be made (i) by the Board by a majority vote of disinterested Directors or (ii) if a majority of the disinterested Directors so directs, by independent legal counsel in a written opinion or (iii) by the Members.

(3)   Expenses (including, without limitation, attorneys’ fees) actually and reasonably incurred by any Director, Secretary, other Officer or employee of the Company in defending any civil, criminal, administrative or investigative action, suit or proceeding or threat thereof for which indemnification is sought pursuant to paragraph (1) of this Bye-law 31 shall be paid by the Company in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Person to repay such amount if it shall be ultimately determined that such Person is not entitled to be indemnified by the Company as authorised in these Bye-laws or otherwise pursuant to applicable law; provided, that if it is determined by either (i) a majority vote of Directors who were not parties to such action, suit or proceeding or (ii) if a majority of the disinterested Directors so directs, by independent legal counsel in a written opinion, that there is no reasonable basis to believe that such Person is entitled to be indemnified by the Company as authorised in these Bye-laws or otherwise pursuant to applicable law, then no expense shall be advanced in accordance with this paragraph (3) of this Bye-law 31.  The Company, in the discretion of the Board, may pay such expenses (including attorneys’ fees) incurred by agents of the Company or by Persons serving at the request of the Company in any other capacity for or on behalf of the Company upon the receipt of the aforesaid undertaking and such terms and conditions, if any, as the Board deems appropriate.

(4)   The indemnification and advancement of expenses provided in these Bye-laws shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may now or hereafter be entitled under any statute, agreement, vote of Members or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

(5)   The indemnification and advancement of expenses provided by, or granted pursuant to, this Bye-law 31 shall, unless otherwise provided when authorised or ratified, continue as to a Person who has ceased to hold the position for which such Person is entitled to be indemnified or advanced expenses and shall inure to the benefit of the heirs, executors and administrators of such a Person.

(6)   The Company may purchase and maintain insurance to protect itself and any Director, Officer or other Person entitled to indemnification pursuant to this Bye-law to the fullest extent permitted by law.

(7)   No amendment or repeal of any provision of this Bye-law 31 shall alter, to the detriment of any Person, the right of such Person to the indemnification or advancement of expenses related to a claim based on an act or failure to act which took place prior to such amendment, repeal or termination.

32.   Waiver of Claim by Member

Each Member agrees to waive any claim or right of action such Member might have, whether individually or by or in the right of the Company, against any Director or Officer on account of any action taken by such Director or Officer, or the failure of such Director or Officer to take any action in the performance of his duties with or for the Company; provided, that such waiver shall not extend to any matter in respect of any fraud or dishonesty which may attach to such Director or Officer.

MEETINGS

33.   Notice of Annual General Meeting

The annual general meeting of the Company shall be held in each year other than the year of incorporation at such time and place as the President or the Chairman or any two Directors or any Director and the Secretary or the Board shall appoint.  No annual general meeting shall take place in the United States or in the United Kingdom.  At least 15 days’ notice of such meeting shall be given to each Member stating the date, place and time at which the meeting is to be held, that the election of Directors will take place thereat, and as far as practicable, the other business to be conducted at the meeting.

34.   Notice of Special General Meeting

The President or the Chairman or any two Directors or any Director and the Secretary or the Board may convene a special general meeting of the Company whenever in their judgement such a meeting is necessary, upon not less than 15 days’ notice which shall state the date, time, place and the general nature of the business to be considered at the meeting.  No special general meeting shall take place in the United States or in the United Kingdom.

35.   Accidental Omission of Notice of General Meeting

The accidental omission to give notice of a general meeting to, or the non-receipt of notice of a general meeting by, any Person entitled to receive notice shall not invalidate the proceedings at that meeting.

36.   Meeting Called on Requisition of Members

Notwithstanding anything herein, the Board shall, on the requisition of Members holding at the date of the deposit of the requisition of not less than one tenth of the paid up share capital of the Company as at the date of the deposit carrying the right to vote at general meetings of the Company, forthwith proceed to convene a special general meeting of the Company and the provisions of Section 74 of the Act shall apply.

37.   Short Notice

A general meeting of the Company shall, notwithstanding that it is called by shorter notice than that specified in these Bye-laws, be deemed to have been properly called if it is so agreed by (i) all the Members entitled to attend and vote thereat in the case of an annual general meeting; and (ii) by a majority in number of the Members having the right to attend and vote at the meeting, being a majority together holding not less than ninety-five percent (95%) in nominal value of the shares of the Company giving a right to attend and vote thereat in the case of a special general meeting.

37A. Giving Notice and Access

(1)           A notice may be given by the Company to a Member:

(a)	by delivering it to such Member in person; or

(b)	by sending it by letter mail or courier to such Member’s address in the Register of Members; or

(c)

by transmitting it by electronic means (including facsimile and electronic mail, but not telephone) in accordance with such directions as may be given by such Member to the Company for such purpose; or

(d)	in accordance with subparagraph (4) of this Bye-law.

(2)           Any notice required to be given to a Member shall, with respect to any shares held jointly by two or more persons, be given to whichever of such persons is named first in the Register of Members and notice so given shall be sufficient notice to all the holders of such shares.

(3)           Any notice (save for one delivered in accordance with subparagraph (4) of this Bye-law) shall be deemed to have been served at the time when the same would be delivered in the ordinary course of transmission and, in proving such service, it shall be sufficient to prove that the notice was properly addressed and prepaid, if posted, and the time when it was posted, delivered to the courier, or transmitted by electronic means.

(4)           Where a Member indicates his consent (in a form and manner satisfactory to the Board), to receive information or documents by accessing them on a website rather than by other means, or receipt in this manner is otherwise permitted by the Act, the Board may deliver such information or documents by notifying the Member of their availability and including therein the address of the website, the place on the website where the information or document may be found, and instructions as to how the information or document may be accessed on the website.

(5)           In the case of information or documents delivered in accordance with subparagraph (4) of this Bye-law, service shall be deemed to have occurred when (i) the Member is notified in accordance with that Bye-law; and (ii) the information or document is published on the website.

38.   Postponement of Meetings

The Secretary may postpone any general meeting called in accordance with the provisions of these Bye-laws (other than a meeting requisitioned under these Bye-laws); provided, that notice of postponement is given to each Member before the time for such meeting.  Fresh notice of the date, time and place for the postponed meeting shall be given to each Member in accordance with the provisions of these Bye-laws.

39.   Quorum for General Meeting

At the commencement of any general meeting of the Company two or more persons present in person and representing in person or by proxy in excess of 50% of all of the issued and outstanding shares of the Company which have voting rights attached to them shall form a quorum for the transaction of business; provided, that if the Company shall at any time have only one Member, one Member present in person or by proxy shall form a quorum for the transaction of business at any general meeting of the Company held during such time.  If within half an hour from the time appointed for the meeting a quorum is not present, the meeting shall stand adjourned to the same day one week later, at the same time and place or to such other day, time or place as the Secretary may determine.

40.   Adjournment of Meetings

The chairman of a general meeting may, with the consent of the Members at any general meeting at which a quorum is present (and shall if so directed by the meeting), adjourn the meeting.  Unless the meeting is adjourned to a specific date and time, fresh notice of the date, time and place for the resumption of the adjourned meeting shall be given to each Member in accordance with the provisions of these Bye-laws.

41.   Attendance at Meetings

Members may participate in any general meeting by means of such telephone, electronic or other communication facilities as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting; provided, however, that no Member may participate in any general meeting while that Member (or, if any Member is a Person who is not an individual, its representative) is physically present in the United States).

42.   Written Resolutions

(1)   Subject to these Bye-laws, anything which may be done by resolution of the Company in general meeting or by resolution of a meeting of any class of the Members of the Company, may, without a meeting be done by resolution in writing in accordance with this Bye-law.

(2)   Notice of a written resolution shall be given, and a copy of the resolution shall be circulated to all Members who would be entitled to attend a meeting and vote thereon.  The accidental omission to give notice to, or the non-receipt of a notice by, any Member does not invalidate the passing of a resolution.

(3)   A written resolution is passed when it is signed by, or in the case of a Member that is a corporation, on behalf of, the Members who at the date that the notice is given represent such majority of votes as would be required if the resolution was voted on at a meeting of Members at which all Members entitled to attend and vote thereat were present and voting.

(4)   A resolution in writing may be signed in any number of counterparts

(5)   A resolution in writing made in accordance with this Bye-law is as valid as if it had been passed by the Company in general meeting or by a meeting of the relevant class of Members, as the case may be, and any reference in any Bye-law to a meeting at which a resolution is passed or to Members voting in favour of a resolution shall be construed accordingly.

(6)   A resolution in writing made in accordance with this Bye-law shall constitute minutes for the purposes of the Act.

(7)   This Bye-law shall not apply to:

(a) a resolution passed to remove an Auditor from office before the expiration of his term of office; or

(b) a resolution passed for the purpose of removing a Director before the expiration of his term of office.

(8)   For the purposes of this Bye-law, the effective date of the resolution is the date when the resolution is signed by, or in the case of a Member that is a corporation whether or not a company within the meaning of the Act, on behalf of, the last Member whose signature results in the necessary voting majority being achieved and any reference in any Bye-law to the date of passing of a resolution is, in relation to a resolution made in accordance with this Bye-law, a reference to such date

43.   Attendance of Directors

The Directors of the Company shall be entitled to receive notice of and to attend and be heard at any general meeting.

44.   Voting at Meetings

(1)   Except as required by the Act and these Bye-laws, any question proposed for the consideration of the Members at any general meeting shall be decided by the affirmative vote of a majority of the votes cast at such meeting (after giving effect to the provisions of Bye-law 51) and in the case of an equality of votes the resolutions shall fail provided (i) the sale, lease or transfer of substantially all the assets of the Company, (ii) the discontinuance of the Company out of Bermuda to another jurisdiction, (iii) mergers or amalgamations or (iv) any amendment to this Bye-law provision shall, in each case, be approved by the affirmative vote of a majority, subject to Bye-law 51, of the total number of shares entitled to vote at a meeting of Members.

(2)   Notwithstanding the provisions of paragraph (1) of this Bye-law 44, each of the following actions shall be approved by the affirmative vote of at least two-thirds, subject to Bye-law 51, of the total number of shares entitled to vote at a meeting of Members: (i) the sale, lease or transfer of substantially all the assets of the Company to an Affiliate of the Company or any officers or directors of the Company or any Affiliate thereof and (ii) any amendment to Bye-laws 1(b), 1(j), 1(k), 1(m), 1(o), 1(r), 1(bb), 11, 51, 52, 53, 56(1), 65(2), 85 or 90; provided, however, that in the case of any amendments to Bye-laws 11, 51, 52, 53, 56(1) or 65(2), such amendments shall only be subject to this paragraph (2) if such amendment (A) could have the effect of increasing any of the rights of the Company relative to any Member, or (B) otherwise could adversely affect any Member.  Any amendment to this paragraph 2 of Bye-law 44 shall be approved by the affirmative vote of at least two-thirds, subject to Bye-law 51, of the total number of shares entitled to vote at a meeting of Members.

(3)   Notwithstanding the provisions of paragraph (1) of this Bye-law 44, in the case of any transaction described in clause (i) of such paragraph (1) or in the case of a merger or amalgamation with a third party (in addition to any approval requirements set out in the Act), where any Member does not have the same right to receive the same consideration as all other Members in such transaction, such transaction must be approved by the affirmative vote of at least two-thirds, subject to Bye-law 51, of the total number of shares entitled to vote at a meeting of

Members.  Any amendment to this paragraph (3) of Bye-law 44 shall be approved by the affirmative vote of at least two-thirds, subject to Bye-law 51, of the total number of shares entitled to vote at a meeting of Members.

(4)   Notwithstanding the provisions of paragraph (1) of this Bye-law 44, any amendment to (i) the last paragraph of Bye-law 54 or (ii) this paragraph 4 of Bye-law 44, shall, in each case, be approved by the affirmative vote of at least two-thirds, subject to Bye-law 51, of the total number of shares entitled to vote at a meeting of Members.

(5)   Notwithstanding any provision in this Bye-law to the contrary, if the Act requires that any relevant class of Members approve any action or the Act requires a higher vote, such voting requirements shall apply.

(6)   No Member shall be entitled to vote at any general meeting unless such Member has paid all the calls on all shares held by such Member.

45.  Decision of Chairman

At any general meeting a declaration by the chairman of the meeting that a question proposed for consideration has been carried, or carried unanimously, or by a particular majority, or lost, and an entry to that effect in a book containing the minutes of the proceedings of the Company shall, subject to the provisions of these Bye-laws, be conclusive evidence of that fact.

46.  Demand for a Poll

(1)   Notwithstanding the provisions of the immediately preceding two Bye-laws, at any general meeting of the Company, in respect of any question proposed for the consideration of the Members (whether before or on the declaration of the result of a show of hands as provided for in these Bye-laws), a poll may be demanded by any of the following persons:-

(a)

the chairman of such meeting; or

(b)

at least three Members present in person or represented by proxy; or

(c)

any Member or Members present in person or represented by proxy and holding between them not less than one-tenth of the total voting rights of all the Members having the right to vote at such meeting; or

(d)

any Member or Members present in person or represented by proxy holding shares in the Company conferring the right to vote at such meeting, being shares on which an aggregate sum has been paid up equal to not less than one-tenth of the total sum paid up on all such shares conferring such right.

(2)   Where, in accordance with the provisions of subparagraph (1) of this Bye-law, a poll is demanded, subject to any rights or restrictions for the time being lawfully attached to any class of shares and to the provisions of Bye-law 51, every person present at such meeting shall have one vote for each share of which such person is the holder or for which such person holds a proxy and such vote shall be counted in the manner set out in subparagraph (4) of this Bye-law or in the case of a general meeting at which one or more Members are present by telephone or electronic means, in such manner as the chairman of the meeting may direct and the result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded and shall replace any previous resolution upon the same matter which has been the subject of a show of hands.

(3)   A poll demanded in accordance with the provisions of subparagraph (1) of this Bye-law, for the purpose of electing a chairman of the meeting or on a question of adjournment, shall be taken forthwith and a poll demanded on any other question shall be taken in such manner and at such time and place as the Chairman (or acting chairman) may direct and any business other than that upon which a poll has been demanded may be proceeded with pending the taking of the poll.

(4)   Where a vote is taken by poll, each person physically present and entitled to vote shall be furnished with a ballot paper on which such person shall record his or her vote in such manner as shall be determined at the meeting having regard to the nature of the question on which the vote is taken, and each ballot paper shall be signed or initialled or otherwise marked so as to identify the voter and the registered holder in the case of a proxy.  Each person present by telephone or electronic means shall cast his vote in such manner as the chairman shall direct. At the conclusion of the poll, the ballot papers and votes cast in accordance with such directions shall be examined and counted by a committee of not less than two Members or proxy holders appointed by the chairman for the purpose and the result of the poll shall be declared by the chairman.

47.  Seniority of Joint Holders Voting

In the case of joint holders, the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register of Members.

48.  Instrument of Proxy

(1)   Every Member entitled to vote has the right to do so either in person or by one or more persons authorised by a proxy executed and delivered in accordance with these Bye-laws.  Every instrument of proxy, whether for a specified meeting or otherwise, shall be in such form (including, without limitation, written or electric form) as the Directors may from time to time determine and as required by applicable law.

(2)   A Person so authorised as a proxy or representative shall be entitled to exercise the same power on behalf of the grantor of the authority as the grantor could exercise and the grantor shall for the purposes of these Bye-laws be deemed to be present in person at any such meeting if a Person so authorised is present at the meeting.

(3)   The instrument appointing a proxy together with such other evidence as to its due execution as the Board may from time to time require shall be delivered at the registered office of the Company (or at such place or places as may be specified in the notice convening the meeting or in any notice of any adjournment or, in either case or the case of a written resolution, in any document sent therewith), prior to the holding of the relevant meeting or adjourned meeting at which the individual named in the instrument proposes to vote or, in the case of a poll taken subsequently to the date of a meeting or adjourned meeting, before the time appointed for the taking of the poll, or, in the case of a written resolution, prior to the effective date of the written resolution and in default the instrument of proxy shall not be treated as valid.

(4)   Instruments of proxy shall be in any common form or other form as the Board may approve and the Board may, if it thinks fit, send out with the notice of any meeting or any written resolution forms of instruments of proxy for use at the meeting or in connection with that written resolution.  The instrument of proxy shall be deemed to confer authority to demand or join in demanding a poll and to vote on any amendment of a written resolution or amendment of a resolution put to the meeting for which it is given as the proxy thinks fit.  The instrument of proxy shall unless the contrary is stated therein be valid as well for any adjournment of the meeting as for the meeting to which it relates.

(5)   A vote given in accordance with the terms of an instrument of proxy shall be valid notwithstanding the previous death or unsoundness of mind of the principal, or revocation of the instrument of proxy or of the authority under which it was executed, provided, that no intimation in writing of such death, insanity or revocation shall have been received by the Company at its registered office (or such other place as may be specified for the delivery of instruments of proxy in the notice convening the meeting or other documents sent therewith) at least one hour before the commencement of the meeting or adjourned meeting, or the taking of the poll, or the day before the effective date of any written resolution at which the instrument of proxy is used.

(6)   Subject to the Act, the Board may at its discretion, or the chairman of the relevant meeting may at his or her discretion with respect to such meeting only, waive any of the provisions of these Bye-laws related to proxies or authorisations and, in particular, may accept such verbal or other assurances as it thinks fit as to the right of any person to attend and vote on behalf of any Member at general meetings or to sign written resolutions.

49.  Representation of Corporations at Meetings

A corporation which is a Member may, by written instrument, authorise such person as it thinks fit to act as its representative at any meeting of the Members and the person so authorised shall be entitled to exercise the same powers on behalf of the corporation which such person represents as that corporation could exercise if it were an individual Member.  Notwithstanding the foregoing, the chairman of the meeting may accept such assurances as he or she thinks fit as to the right of any person to attend and vote at general meetings on behalf of a corporation that is a Member.

VOTES OF MEMBERS

50.  General

Each share shall entitle or limit the holder thereof to such voting rights attributable to that class (or series) of share, but the exercise of any voting right shall be subject to the provisions of Bye-law 51 below.

51.  Limitation on Voting Rights of Controlled Shares

(1)   If, as a result of giving effect to the provisions of Bye-law 50 or otherwise, the votes conferred by the Controlled Shares of any Person would otherwise represent more than 9.5% of the voting power of all of the shares entitled to vote generally at an election of Directors, the votes conferred by the Controlled Shares of such Person are hereby reduced (and shall be automatically reduced in the future) by whatever amount is necessary so that after any such reduction the votes conferred by the Controlled Shares of such Person shall constitute 9.5% of the total voting power of all of the shares entitled to vote generally at any election of Directors.

(2)   In determining the reduction in votes conferred by Controlled Shares pursuant to Bye-law 51(1), the reduction in the vote conferred by the Controlled Shares of any Person shall be effected proportionately among all the Controlled Shares of such Person; provided, however, that if a Member owns, or is treated as owning by the application of Section 958 of the Code, interests in another Member, the reduction in votes conferred by Controlled Shares of such Member (determined solely on the basis of shares held directly by such Member and shares attributed from such other Member) shall first be effected by reducing the votes conferred on the shares held directly by the Member that owns directly or through another entity an interest in  such other Member.  The reduction in the votes of the shares held by such Member effected by the foregoing proviso shall be conferred on the shares held by such Member (and not otherwise reduced by the operation of this Bye-law 51) to the extent that so doing does not cause any Person to be treated as a 9.5% U.S. Shareholder and any remaining reduction in votes shall then be conferred proportionately among the shares held by the other Members; provided, however, that no shares shall be conferred votes to the extent that so doing shall cause any Person to be treated as a 9.5% U.S. Shareholder.

In the event that the aggregate reductions required by Bye-laws 51(1) and (2) result in less than 100 percent of the voting power of the shares being entitled to be cast, the excess of 100 percent of the voting power over the votes entitled to be cast shall be conferred on the shares held by the Members, proportionately, based on the number of shares held by each Member; provided, however, that the shares of a Member shall not be conferred votes to the extent that any U.S. Person would be considered a 9.5% U.S. Shareholder.  The maximum votes that shall be conferred pursuant to this paragraph of Bye-law 51(2) on a corporation organised under the laws of the United Kingdom shall be 24.9%.

(3)   Upon written notification by a Member to the Board, the number of votes conferred by the total number of shares held by such Member shall be reduced to that percentage of the total voting power of the Company, as so designated by such Member (subject to acceptance of such reduction by the Board in its sole discretion) so that (and to the extent that) such Member may meet any applicable insurance or other regulatory requirement (other than tax regulatory) or voting threshold or limitation that may be applicable to such member or to evidence that such Person’s voting power is no greater than such threshold.

(4)   Notwithstanding anything to the contrary in this Bye-law 51, the votes conferred by the Controlled Shares of any Person shall not exceed such amount as would result in any U.S. Person that owns shares of the Company (within the meaning of Section 958(a) of the Code) being treated as owning (within the meaning of Section 958 of the Code) more than 9.5% (or the lower percentage designated by a Member pursuant to Bye-law 51(3) hereof) of the aggregate voting power of the votes conferred by all the shares of the Company entitled to vote generally at any election of Directors.

(5)   The Board shall implement the foregoing in the manner set forth in this Bye-law.  In addition to any other provision of this Bye-law 51, any shares shall not carry rights to vote or shall have reduced voting rights to the extent that the Board reasonably determines in good faith that it is necessary that such shares should not carry the right to vote or should have reduced voting rights in order to avoid adverse tax consequences or materially adverse legal or regulatory treatment to the Company, any subsidiary of the Company or any Member or its affiliates; provided, that the Board will use reasonable efforts to exercise such discretion equally among similarly situated Members (to the extent possible under the circumstances).

52.  Notice

Prior to any vote being cast on a resolution proposed at a meeting, the Board of Directors shall notify the Members of the voting power conferred by their shares at such meeting determined in accordance with Bye-laws 50 and 51 hereof.

53.  Requirement to Provide Information and Notice

(1)   The Company shall have the authority to request from any holder of shares, and such holder of shares shall provide, (a) a statement setting forth that the holder is the direct beneficial owner of the shares or, if not, the identity of such direct beneficial owner (and, in the case of more than one beneficial owner, the shares owned by each such beneficial owner), the place of organisation of a direct beneficial owner that is other than a natural person and whether such direct beneficial owner has made an election to be treated as a U.S. Person for any purpose or whether such direct beneficial owner has elected to be treated as a Subchapter S corporation for U.S. federal income tax purposes, the citizenship and residency of any Person who is a natural person and whether such Person can be treated as a U.S. resident for U.S. tax purposes, a statement regarding whether the spouse or minor children of any such beneficial owner are also acquiring shares, and the names of the great grandparents, grandparents, parents, siblings, and lineal descendants (if living) of any such beneficial owner, and a statement as to whether such direct beneficial owner holds the power to vote the shares held by such holder and, if not, the identity of the Person empowered to vote those shares, (b) a list setting forth the name of every Person holding a direct interest in such beneficial owner, the percentage interest held by such Person therein (including, if applicable, the minimum and maximum percentage interest in the case of a direct beneficial owner the interests in which can vary), and whether such Person has a right to vote to determine the manner in which the direct beneficial owner is to vote the shares owned by such beneficial owner, (c) a list setting forth the name of any Person having an option or other right to acquire an interest in any direct beneficial owner of shares and the percentage of interests in such beneficial owner subject to such option or other right and (d) a list of any partnership or limited liability company in which the direct beneficial owner holds a direct interest and the percentage interest held therein (including, if applicable, the minimum and maximum percentage interest in the case of an interest in which can vary); provided, however, that for purposes of clause (b) of this Bye-law 53(1), if the beneficial owner of the shares is a publicly traded company, such beneficial owner shall be required to provide information only with respect to a Person having a 5% or greater ownership interest in the beneficial owner.  For purposes of this Bye-law, a Person shall be treated as a “beneficial owner” if such Person is so treated for U.S. federal income tax purposes (without giving effect to any attribution or constructive ownership rules).  In addition, the Company shall have the authority to request from any holder of shares, and such holder shall provide, to the extent that it is reasonably practicable for it to do so in such holder’s reasonable discretion, such additional information as the Company may reasonably request to determine the relationship of a holder with other holders.

(2)   Any information provided by each Member to the Company pursuant to this Bye-law, the Initial Investor Questionnaire attached as Exhibit A to a Subscription Agreement, executed in connection with a subscription for shares of the Company (each a “Subscription Agreement”), or other information provided pursuant to this Bye-law or for purposes of making the analysis required by Bye-law 11, 51 or 65 or implementing Bye-law 90, shall be deemed “confidential information” (the “Confidential Information”) and shall be used by the Company solely for the purposes contemplated by those Bye-laws (except as may be required otherwise by applicable law or regulation).  The Company shall hold such Confidential Information in strict confidence and shall not disclose any Confidential Information that it receives, except (i) to the Internal Revenue Service (the “Service”) if and to the extent the Confidential Information is required by the Service, (ii) to any outside legal counsel or accounting firm engaged by the Company to make determinations regarding the relevant Bye-laws, (iii) to officers and employees of the Company, as set forth in Bye-law 53(3) or (iv) as otherwise required by law or regulation.

(3)   The Company shall take all measures practicable to ensure the continued confidentiality of the Confidential Information and shall grant the Persons referred to in Bye-law 53(2)(ii) above access to the Confidential Information only to the extent necessary to allow them to assist the Company in any analysis required by Bye-law 51, 11 or 65, to implement Bye-law 90 or to determine whether the Company would realise any income that would be included in the income of any Member (or any interest holder, whether direct or indirect, of any Member) by operation of Section 953(c) of the Code.  Prior to granting access to the Confidential Information to such Persons or to any officer or employee as set forth below, the Company shall inform them of its confidential nature and of the provisions of this Bye-law and shall require them to abide by all the provisions hereof.  The Company shall not disclose the Confidential Information to any Director (other than a Director that is also Chief Executive Officer, Chairman, Deputy Chairman, President or Vice President, except as required by law or regulation, upon request to the Company).  The Company shall be permitted to disclose the Confidential Information to an officer (who is not also a Director of the Company) of the Company or any of its Subsidiaries, but only if such officer requires the Confidential Information to ensure that the Company satisfies the obligations set forth in Bye-law 90, to determine whether the Company would realise any income that would be included in the income of any Member by operation of Section 953(c) of the Code or to implement Bye-law 51, 11 or 65.  For the avoidance of doubt, the Company shall be permitted to disclose to the Members and others the relative voting percentages of the Members after application of Bye-law 51.  At the written request of a Member, the Confidential Information of such Member shall be destroyed or returned to such Member after the later to occur of (i) such Member no longer being a Member or (ii) the expiration of the applicable statute of limitations with respect to any Confidential Information obtained for purposes of engaging in any tax-related analysis.

(4)   The Company shall (i) notify a Member immediately of the existence, terms and circumstances surrounding any request made to the Company to disclose any Confidential Information provided by or with respect to such Member and, prior to such disclosure, shall permit such Member a reasonable period of time to seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Bye-law, and (ii) if, in the absence of a protective order, such disclosure is required in the opinion of counsel to the Company, the Company shall make such disclosure without liability hereunder, provided that the Company shall furnish only that portion of the Confidential Information which is legally required, shall give such Member notice of the information to be disclosed as far in advance of its disclosure as practicable and, upon the request of such Member and at its expense, shall use best efforts to ensure that confidential treatment will be accorded to all such disclosed information.

(5)   If a Member fails to respond to a request for information from the Company pursuant to this Bye-law, or submits incomplete or inaccurate information in response to such a request, the Company may in its reasonable discretion determine that such Member’s shares shall carry no or reduced, as the case may be, voting rights until otherwise determined by the Company in its reasonable discretion.

(6)   The Board may rely exclusively on the analysis, deliberation, reports and other communications of those Persons specified in (i)-(iii) of Bye-law 53(2) above with respect to the collection, disclosure or use of the Confidential Information, including, but not limited to, satisfying the obligations set forth in Bye-law 90, determining whether the Company would realise any income that would be included in the income of any Member (or any interest holder, whether direct or indirect, of any Member) by operation of Section 953(c) of the Code or implementing Bye-law 51, 11 or 65.

SHARE CAPITAL AND SHARES

54.  Rights of Shares

Subject to any resolution of the Members or, pursuant to Bye-law 55,  the Board to the contrary and without prejudice to any special rights previously conferred on the holders of any existing shares or class of shares, the share capital of the Company shall be divided into shares of a single class the holders of which shall, subject to the provisions of these Bye-laws:

(a)

be entitled to one vote per share (but the exercise of any voting right shall be subject to the provisions of Bye-law 51 hereof);

(b)

be entitled to such dividends as the Board may from time to time declare;

(c)

in the event of a winding-up or dissolution of the Company, whether voluntary or involuntary or for the purpose of a reorganisation or otherwise or upon any distribution of capital, be entitled to the surplus assets of the Company; and

(d)

generally be entitled to enjoy all of the rights attaching to shares.

The Company shall not undertake any transaction (including, without limitation, any transaction in which any shares would be combined into a smaller number of shares) that would cause the Company to purchase, redeem or otherwise acquire any share or fractional share held by any Member without the agreement of such Member unless approved by the affirmative vote of eighty percent (80%) of the total number of shares entitled to vote at a meeting of Members (if such transaction occurs before an initial public offering) or unless approved by the affirmative vote of at least two-thirds of the total number of shares entitled to vote at a meeting of Members (if such transaction occurs after an initial public offering); provided, however, that the foregoing restriction shall not prevent the Company from effecting the provisions of Bye-law 11(2) or 11(3) or from engaging in any amalgamation with an entity not an Affiliate of the Company and not involving an internal restructuring, any discontinuance in Bermuda and continuance in a new jurisdiction or any scheme of arrangement, in accordance with the provisions of these Bye-laws.

54A. Rights of Treasury Shares

All the rights attaching to a Treasury Share shall be suspended and shall not be exercised by the Company while it holds such Treasury Share and, except where required by the Act, all Treasury Shares shall be excluded from the calculation of any percentage or fraction of the share capital, or shares, of the Company.

55.   Power to Issue Shares

(1)   Subject to the restrictions, if any, that are provided for in these Bye-laws from time to time and without prejudice to any special rights previously conferred on the holders of any existing shares or class of shares, the Board shall have power to issue any unissued shares of the Company at such times, for such consideration and on such terms and conditions as it may determine and, further, any shares or class of shares may be issued with such preferred, deferred or other special rights or such restrictions, whether in regard to dividend, voting, return of capital or otherwise, as the Board may determine.  Further, the Board may create and issue shares of a new class or of any existing class of shares and the Board may generally exercise the powers of the Company set out in sections 45(1)(b), (c), (d) and (e) of the Act.  The Board may also issue options, warrants or other rights to purchase or acquire shares or, subject to Section 43 of the Act, securities convertible into or exchangeable for shares (including any employee benefit plan providing for the issue of shares or options or rights in respect thereof), at such times, for such consideration and on such terms and conditions as it may determine.  The Board may create and issue series of shares including, but not limited to, series of preferred shares (which may or may not be separate classes of preferred shares), at such times, for such consideration and on such terms and conditions, with similar or different rights or restrictions as any other series (or class) and to establish from time to time the number of preferred shares to be included in each such series (or class), and to fix the designation, powers, preferences, voting rights, dividend rights, repurchase provisions, and other rights, qualifications, limitations or restrictions thereof, as it may determine.

(2)   The Board shall, in connection with the issue of any share, have the power to pay such commission and brokerage as may be permitted by law.

(3)   The Company shall not give, whether directly or indirectly, whether by means of loan, guarantee, provision of security or otherwise, any financial assistance for the purpose of a purchase or subscription made or to be made by any Person of or for any shares in the Company, but nothing in this Bye-law shall prohibit transactions mentioned in Sections 39A, 39B and 39C of the Act.

(4)   The Company may (and the Board may exercise such power) from time to time do any one or more of the following things:

(a)

make arrangements on the issue of shares for a difference between the Members in the amounts and times of payments of calls on their shares;

(b)

accept from any Member the whole or a part of the amount remaining unpaid on any shares held by him, although no part of that amount has been called up;

(c)

pay dividends in proportion to the amount paid up on each share where a larger amount is paid up on some shares than on others; and

(d)

issue its shares in fractional denominations and deal with such fractions to the same extent as its whole shares and shares in fractional denominations shall have in proportion to the respective fractions represented thereby all of the rights of whole shares including (but without limiting the generality of the foregoing) the right to vote, to receive dividends and distributions and to participate in a winding up.

(5)   Notwithstanding Bye-law 55(1), the Board may not grant options to directors, officers or employees of the Company to acquire shares at an exercise price less than the Fair Market Value of any such shares on the date of grant.

56.  Variation of Rights, Alteration of Share Capital and Purchase of Shares of the Company

(1)   Subject to the provisions of Section 42 of the Act and the restrictions, if any, that are provided for in these Bye-laws from time to time, any preference shares may be issued that, at a determinable date or at the option of the Members of the Company, are liable to be redeemed on such terms and in such manner as the Company before the issue or conversion may by resolution approve.

(2)   Subject to the provisions of Section 43 of the Act and the restrictions, if any, that are provided for in these Bye-laws from time to time, any preference shares may be converted into shares that, at a determinable date or at the option of the Company, are liable to be redeemed on such terms and in such manner as the Members of the Company before the conversion may by resolution approve.

(3)   If at any time the share capital is divided into different classes of shares, the rights attached to any class (unless otherwise provided by the terms of issue of the shares of that class) may, whether or not the Company is being wound-up, be varied with the consent in writing of the holders of three-fourths of the issued shares of that class or with the sanction of a resolution passed by a majority of the votes cast at a separate general meeting of the holders of the shares of the class in accordance with Section 47(7) of the Act.  The rights conferred upon the holders of the shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the shares of that class, be deemed to be varied by the creation or issue of further shares ranking pari passu therewith or having different restrictions.  Further, the rights attaching to any shares shall be deemed not to be altered by the creation or issue of any share ranking in priority for payment of a dividend or in respect of capital or which confer on the holder thereof voting rights more favourable then those conferred by such common share.

(4)   The Company may from time to time change the currency denomination of, increase, alter or reduce its share capital in accordance with the provisions of Sections 45 and 46 of the Act.  Where, on any alteration of share capital, fractions of shares or some other difficulty would arise, the Board may deal with or resolve the same in such manner as it thinks fit including, without limiting the generality of the foregoing, the issue to Members, as appropriate, of fractions of shares and/or arranging for the sale or transfer of the fractions of shares of Members.

(5)   Subject to the restrictions, if any, that are provided for in these Bye-laws from time to time, the Company may from time to time purchase its own shares in accordance with the provisions of Section 42A of the Act.

57.  Registered Holder of Shares

(1)   In addition to the provisions of Section 65(7) of the Act, the Company shall be entitled to treat the registered holder of any share as the absolute owner thereof subject to any lien the Company may have with respect to such shares in accordance with these Bye-laws, and accordingly shall not be bound to recognise any equitable or other claim to, or interest in, such share on the part of any other Person.

(2)   Any dividend, interest or other moneys payable in cash in respect of shares may be paid by cheque or draft sent through the post directed to the Member at such Member’s address in the Register of Members or, in the case of joint holders, to such address of the holder first named in the Register of Members, or to such Person and to such address as the holder or joint holders may in writing direct.  If two or more Persons are registered as joint holders of any shares any one can give an effectual receipt for any dividend paid in respect of such shares.

58.  Death of a Joint Holder

Where two or more Persons are registered as joint holders of a share or shares then, in the event of the death of any joint holder or holders, the remaining joint holder or holders shall be absolutely entitled to the said share or shares and the Company shall recognise no claim in respect of the estate of any joint holder except in the case of the last survivor of such joint holders.

59.  Share Certificates

(1)   Every Member shall be entitled to a certificate under the common seal of the Company or bearing the signature (or a facsimile thereof) of a Director or the Secretary or a person expressly authorised to sign specifying the number and, where appropriate, the class of shares held by such Member and whether the same are fully paid up and, if not, specifying how much has been paid thereon.  The Board may by resolution determine, either generally or in a particular case, that any or all signatures on certificates may be printed thereon or affixed by mechanical means. Notwithstanding the provisions of Bye-law 87, the Board may determine that a share or other security certificate need not be signed (the seal attested) on behalf of the Company.

(2)   If any such certificate shall be proved to the satisfaction of the Board to have been worn out, lost, mislaid or destroyed the Board may cause a new certificate to be issued and request an indemnity for the lost certificate if it sees fit.

60.  Lien on, Calls on and Forfeiture of Shares

(1)   The Company shall have a first and paramount lien on every share (whether or not such share is a fully paid share) registered in the name of a Member (whether or not jointly with other Members) for all amounts of money presently payable by such Member or his or her estate to the Company in connection with any loan made by the Company to such Member to acquire shares in the Company or any holding company, subsidiary company or affiliated company of the Company as permitted under Section 39A(4)(c) of the Act and in connection with any other loan made by the Company to a Member for any other purpose whether the same shall have been incurred before or after notice to the Company of any equitable or other interest of any Person other than such Member, and whether the period for the payment or discharge of the same shall have actually arrived or not, and notwithstanding that the same are joint debts or liabilities of such Member or his or her estate and any other Person, whether a Member or not.  The Company’s lien on a share shall extend to all dividends or other moneys payable thereon or in respect thereof.  The Board may at any time, generally or in any particular case, waive any lien that has arisen or declare any share exempt in whole or in part, from the provisions of this Bye-law.

(2)   Subject to these Bye-laws, the Company may sell in such manner as the Board determines any share on which the Company has a lien, but no sale shall be made unless some sum in respect of which the lien exists is presently payable, or the liability or engagement in respect of which such lien exists is liable to be presently fulfilled or discharged nor until the expiration of fourteen (14) clear days after a notice in writing, stating and demanding payment of the sum presently payable, or specifying the liability or engagement and demanding fulfilment or discharge thereof and giving notice of the intention to sell in default, has been served on the registered holder for the time being of the share or the Person entitled thereto by reason of his or her death or bankruptcy.

(3)   The net proceeds of the sale shall be received by the Company and applied in or towards payment or discharge of the debt or liability in respect of which the lien exists, so far as the same is presently payable, and any residue shall (subject to a like lien for debts or liabilities not presently payable as existed upon the share prior to the sale) be paid to the Person entitled to the share at the time of the sale.  To give effect to any such sale the Board may authorise some Person to transfer the shares sold to the purchaser thereof.  The purchaser shall be registered as the holder of the shares so transferred and he shall not be bound to see to the application of the purchase money, nor shall his title to the shares be affected by any irregularity or invalidity in the proceedings relating to the sale.

(4)   Subject to these Bye-laws and to the terms of allotment, the Board may from time to time make calls upon the Members in respect of any moneys unpaid on their shares (whether on account of the nominal value of the shares or by way of premium), and each Member shall (subject to being given at least fourteen (14) clear days’ notice specifying the time and place of payment) pay to the Company as required by such notice the amount called on his shares.  A call may be extended, postponed or revoked in whole or in part as the Board determines but no member shall be entitled to any such extension, postponement or revocation except as a matter of grace and favour.

(5)   A call shall be deemed to have been made at the time when the resolution of the Board authorising the call was passed and may be made payable either in one lump sum or by instalments.  The Board may make arrangements on the issue of shares for a difference between the shareholders in the amount of calls to be paid and in the times of payment.

(6)   A Person upon whom a call is made shall remain liable for calls made upon him notwithstanding the subsequent transfer of the shares in respect of which the call was made.  The joint holders of a share shall be jointly and severally liable to pay all calls and instalments due in respect thereof or other moneys due in respect thereof.

(7)   If a sum called in respect of a share is not paid before or on the day appointed for payment thereof, the Person from whom the sum is due shall pay interest on the amount unpaid from the day appointed for payment thereof to the time of actual payment at such rate as the Board may determine, but the Board may in its absolute discretion waive payment of such interest wholly or in part.

(8)   No Member shall be entitled to receive any dividend or bonus or to be present and vote (save as proxy for another Member) at any general meeting either personally or by proxy, or be reckoned in a quorum, or exercise any other privilege as a Member until all calls or instalments due by him to the Company, whether alone or jointly with any other Person, together with interest and expenses (if any) shall have been paid.

(9)   On the trial or hearing of any action or other proceedings for the recovery of any money due for any call, it shall be sufficient to prove that the name of the Member sued is entered in the Register as the holder, or one of the holders, of the shares in respect of which such debt accrued, that the resolution making the call is duly recorded in the minute book, and that notice of such call was duly given to the Member sued, in pursuance of these Bye-laws; and it shall not be necessary to prove the appointment of the Directors who made such call, nor any other matters whatsoever, but the proof of the matters aforesaid shall be conclusive evidence of the debt.

(10) Any amount payable in respect of a share upon allotment or at any fixed date, whether in respect of nominal value or premium or as an instalment of a call, shall be deemed to be a call duly made and payable on the date fixed for payment and if it is not paid the provisions of these Bye-laws shall apply as if that amount had become due and payable by virtue of a call duly made and notified.

(11) The Board may, on the issue of shares, differentiate between the allottees or holders as to the amount of calls to be paid and the times of payment of such calls.

(12) The Board may, if it thinks fit, receive from any Member willing to advance the same, and either in money or money’s worth, all or any part of the moneys uncalled and unpaid or instalments payable upon any shares held by him and upon all or any of the moneys so advanced (until the same would, but for such advance, become presently payable) pay interest at such rate (if any) as the Board may decide.  The Board may at any time repay the amount so advanced upon giving to such Member not less than one month’s notice in writing of its intention in that behalf, unless before the expiration of such notice the amount so advanced shall have been called up on the shares in respect of which it was advanced.  Such payment in advance shall not entitle the holder of such share or shares to participate in respect thereof in a dividend subsequently declared.

(13)  If a call remains unpaid after it has become due and payable the Board may give to the Person from whom it is due not less than fourteen (14) clear days’ notice:

(a)

requiring payment of the amount unpaid together with any interest which may have accrued and which may still accrue up to the date of actual payment; and

(b)

in the form, or as near thereto as circumstances admit, of Form “B” in the Schedule hereto.

(14)  If the requirements of any such notice are not complied with, any share in respect of which such notice has been given may at any time thereafter, before payment of all calls and interest due in respect thereof has been made, be forfeited by a resolution of the Board to that effect, and such forfeiture shall include all dividends and bonuses declared in respect of the forfeited share but not actually paid before the forfeiture.

(15)  When any share has been forfeited, notice of the forfeiture shall be served upon the Person who was before forfeiture the holder of the share.  No forfeiture shall be invalidated by any omission or neglect to give such notice.

(16)  The Board may accept the surrender of any share liable to be forfeited hereunder and, in such case, references in these Bye-laws to forfeiture will include surrender.

(17)  Until cancelled in accordance with the requirements of the Act, a forfeited share shall be the property of the Company and, subject to Bye-laws 50 and 51, may be sold, re-allotted, or otherwise disposed of to such Person, upon such terms and in such manner as the Board determines, and at any time before a sale, re-allotment or disposition the forfeiture may be annulled by the Board on such terms as the Board determines.

(18)  A Person whose shares have been forfeited shall cease to be a Member in respect of the forfeited shares but nevertheless shall remain liable to pay the Company all moneys which at the date of forfeiture were presently payable by him to the Company in respect of the shares, with (if the Board shall in its discretion so require) interest thereon from the date of forfeiture until payment at such rate as the Board determines.  The Board may enforce payment thereof if it thinks fit, and without any deduction or allowance for the value of the forfeited shares, at the date of forfeiture, but his or her liability shall cease if and when the Company shall have received payment in full of all such moneys in respect of the shares.  For the purposes of this Bye-law any sum which, by the terms of issue of a share, is payable thereon at a fixed time which is subsequent to the date of forfeiture, whether on account of the nominal value of the share or by way of premium, shall notwithstanding that time has not yet arrived be deemed to be payable at the date of forfeiture, and the same shall become due and payable immediately upon the forfeiture, but interest thereon shall only be payable in respect of any period between the said fixed time and date of actual payment.

(19)  A declaration by a Director or the Secretary that a share has been forfeited on a specified date shall be conclusive evidence of the facts therein stated as against all Persons claiming to be entitled to the share, and such declaration shall (subject to the execution of an instrument of transfer by the Company if necessary) constitute a good title to the share, and the Person to whom the share is disposed of shall be registered as the holder of the share and shall not be bound to see to the application of the consideration (if any), nor shall his title to the share be affected by any irregularity in or invalidity of the proceedings in reference to the forfeiture, sale or disposal of the share.  When any share shall have been forfeited, notice of the declaration shall be given to the member in whose name it stood immediately prior to the forfeiture, and an entry of the forfeiture, with the date thereof, shall forthwith be made in the register, but no forfeiture shall be in any manner invalidated by any omission or neglect to give such notice or make any such entry.

(20)  Notwithstanding any such forfeiture as aforesaid the Board may at any time, before any shares so forfeited shall have been sold, re-allotted or otherwise disposed of, permit the shares forfeited to be bought back upon the terms of payment of all calls and interest due upon and expenses incurred in respect of the share, and upon such further terms (if any) as it thinks fit.

(21)  The forfeiture of a share shall not prejudice the right of the Company to any call already made or instalment payable thereon.

(22)  The provisions of these Bye-laws as to forfeiture shall apply in the case of non-payment of any sum which, by the terms of issue of a share, becomes payable at a fixed time, whether on account of the nominal value of the share or by way of premium, as if the same had been payable by virtue of a call duly made and notified.

REGISTER OF MEMBERS

61.  Contents of Register of Members

The Board shall cause to be kept in one or more books a Register of Members and shall enter therein the particulars required by the Act.

62.  Inspection of Register of Members

The Register of Members shall be open to inspection at the registered office of the Company on every day other than a Saturday, Sunday or public holiday in Bermuda, or, in the case of the branch register, in the United States, in the jurisdiction where such Branch Register of Members is maintained, subject to such reasonable restrictions as the Board may impose, so that not less than two hours in each such day be allowed for inspection.  The Register of Members may, after notice has been given by advertisement in an appointed newspaper to that effect, be closed for any time or times not exceeding in the whole thirty days in each year.

63.  Determination of Record Dates

Notwithstanding any other provision of these Bye-laws, the Board may fix any date as the record date for:

(a)           determining the Members entitled to receive any dividend; and

(b)           determining the Members entitled to receive notice of and to vote at any general meeting of the Company.

TRANSFER OF SHARES AND WARRANTS

64.  Instrument of Transfer

(1)   Subject to the Act and to such of the restrictions contained in these Bye-laws as may be applicable, any Member may transfer all or any of his shares or warrants by an instrument of transfer as specified herein.

(2)   An instrument of transfer shall be in such form as authorised by the Board but subject to the provisions of the Act applying to transfers of shares as the same shall stand from time to time including any provision requiring a proper instrument of transfer to be delivered to the Company, as the same may apply to the Company.  The transferor shall be deemed to remain the holder of such share until the same has been transferred to the transferee in the Register of Members or such warrant until the same has been transferred to the transferee in the applicable register of warrants.

(3)   The Board may refuse to recognise any instrument of transfer unless it is accompanied by the certificate, in respect of the shares, or the warrants, to which it relates and by such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer.

(4)   The restrictions on transfer authorised or imposed by these Bye-laws shall not be imposed in any circumstances in a way that would interfere with the settlement of trades or transactions entered into through the facilities of a stock exchange or automatic quotation system on which the shares are listed or traded from time to time; provided, that the Company may decline to register transfers in accordance with these Bye-laws and resolutions of the Board after a settlement has taken place.

65.   Restriction on Transfer

(1)   The Board shall not register a transfer unless all applicable consents, authorisations and permissions of any governmental or regulatory body or agency in Bermuda, the United States or any other applicable jurisdiction required to be obtained shall have been obtained.  Unless otherwise prohibited by applicable law, rule or regulation, the Board shall approve such a transfer, except as otherwise provided in these Bye-laws.

(2)   The Board may decline to register the transfer of any shares or warrants if the Board reasonably determines in good faith that, based on an opinion of counsel, (i) in the case of a transfer other than (x) pursuant to an effective registration statement under the Securities Act, (y) after an initial public offering of shares pursuant to such a registration statement, in a sale by a Member in accordance with Rule 144 or (z) in connection with the settlement of trades or transactions entered into through the facilities of a stock exchange or automated quotation system on which the shares are listed or traded from time to time, such transfer is likely to expose the Company, any subsidiary thereof, any Member or any Person ceding insurance to the Company or any subsidiary of the Company to adverse tax consequences or materially adverse legal or regulatory treatment in any jurisdiction or (ii) registration of such transfer under the Securities Act or under any blue sky or other U.S. state securities laws or under the laws of any jurisdiction is required and such registration has not been duly effected; provided, however, that in this case (ii) the Board shall be entitled to request and rely on an opinion of counsel (such counsel to be reasonably satisfactory to the Board) to the transferor or the transferee (and the Company shall not be obligated to pay any expenses of such counsel), in form and substance reasonably satisfactory to the Board, that no such registration is required, and the Board shall be obligated to register such transfer upon the receipt of such an opinion.  A proposed transferee will be permitted to dispose of any shares or warrants purchased that violate these restrictions and as to which registration of the transfer is refused.  The transferor of such shares or warrants shall be deemed to own such shares or warrants for dividend, voting and reporting purposes until a transfer of such shares has been registered on the Register of Members or such warrants has been registered on the applicable register of warrants.

(3)   Except in connection with an effective registration statement, a sale in accordance with Rule 144 of the shares of the Company after an initial public offering or in connection with the settlement of trades or transactions entered into through the facilities of a stock exchange or automated quotation system on which the shares are listed or traded from time to time, the Board may require any Member, or any Person proposing to acquire shares or warrants of the Company, to provide the information required by Bye-law 53.  If any such Member or proposed acquiror does not provide such information, or if the Board has reason to believe that any certification or other information provided pursuant to any such request is inaccurate or incomplete, the Board may decline to register any transfer or to effect any issuance or purchase of shares or warrants to which such request related.

(4)   If the Board declines to register a transfer it shall, within thirty (30) days after the date on which the instrument of transfer was lodged, send to the proposed transferor and transferee notice of such refusal.

(5)   Any purported transfer (except by operation of law) of any shares or warrants in contravention of any of the restrictions on transfer contained in these Bye-laws shall be void and of no effect.

66.   Transfers by Joint Holders

The joint holders of any share(s) or warrant(s) may transfer such share(s) or warrant(s) to one or more of such joint holders, and the surviving holder or holders of any share(s) or warrant(s) previously held by them jointly with a deceased Member may transfer any such share or warrant to the executors or administrators of such deceased Member.

TRANSMISSION OF SHARES

67.   Representative of Deceased Member

In the case of the death of a Member, the survivor or survivors where the deceased Member was a joint holder, and the legal personal representatives of the deceased Member where the deceased Member was a sole holder, shall be the only Persons recognised by the Company as having any title to the deceased Member’s interest in the shares.  Nothing herein contained shall release the estate of a deceased joint holder from any liability in respect of any share that had been jointly held by such deceased Member with other Persons.  Subject to the provisions of Section 52 of the Act, for the purpose of this Bye-law, legal personal representative means the executor or administrator of a deceased Member or such other Person as the Board may in its absolute discretion decide as being properly authorised to deal with the shares of a deceased Member.

68.   Registration on Death or Bankruptcy

Any Person becoming entitled to a share in consequence of the death or bankruptcy of any Member may be registered as a Member upon such evidence as the Board may deem sufficient or may  elect to nominate some Person to be registered as a transferee of such share, and in such case the Person becoming entitled shall execute in favour of such nominee an instrument of transfer in the form, or as near thereto as circumstances admit, of Form “D” in the Schedule hereto.  On the presentation thereof to the Board, accompanied by such evidence as the Board may require to prove the title of the transferor, the transferee shall be registered as a Member but the Board shall, in either case, have the same right to decline or suspend registration as it would have had in the case of a transfer of the share by that Member before such Member’s death or bankruptcy, as the case may be.

DIVIDENDS AND OTHER DISTRIBUTIONS

69.   Declaration of Dividends by the Board

The Board may, subject to these Bye-laws and in accordance with Section 54 of the Act, declare a dividend to be paid to the Members, in proportion to the number of shares held by them, and such dividend may be paid in cash or wholly or partly in specie in which case the Board may fix the value for distribution in specie of any assets.

70.   Other Distributions

The Board may declare and make such other distributions (in cash or in specie) to the Members as may be lawfully made out of the assets of the Company.

71.   Reserve Fund

The Board may from time to time before declaring a dividend set aside, out of the surplus or profits of the Company, such sum as it thinks proper as a reserve to be used to meet contingencies or for equalising dividends or for any other special purpose.

72.   Deduction of Amounts Due to the Company

The Board may deduct from the dividends or distributions payable to any Member all monies due from such Member to the Company on account of calls or otherwise.

CAPITALISATION

73.   Issue of Bonus Shares

(1)   The Board may resolve to capitalise any part of the amount for the time being standing to the credit of any of the Company’s share premium or other reserve accounts or to the credit of the profit and loss account or otherwise available for distribution by applying such sum in paying up unissued shares to be allotted as fully paid bonus shares, pro rata, to the Members.

(2)   The Company may capitalise any sum standing to the credit of a reserve account or sums otherwise available for dividend or distribution by applying such amounts in paying up in full partly paid shares of those Members who would have been entitled to such sums if they were distributed by way of dividend or distribution.

ACCOUNTS AND FINANCIAL STATEMENTS

74.   Records of Account

The Board shall cause to be kept proper records of account with respect to all transactions of the Company and in particular with respect to:

(a)

all sums of money received and expended by the Company and the matters in respect of which the receipt and expenditure relates;

(b)

all sales and purchases of goods by the Company; and

(c)

the assets and liabilities of the Company.

Such records of account shall be kept at the registered office of the Company or, subject to Section 83(2) of the Act, at such other place as the Board thinks fit and shall be available for inspection by the Directors during normal business hours.

75.   Financial Year-end

The financial year-end of the Company may be determined by resolution of the Board and failing such resolution shall be 31st December in each year.

76.   Financial Statements

Subject to any rights to waive laying of accounts pursuant to Section 88 of the Act, financial statements as required by the Act shall be laid before the Members in general meeting.  A resolution in writing made in accordance with Bye-law 42 receiving, accepting, adopting, approving or otherwise acknowledging financial statements shall be deemed to be the laying of such statements before the Members in general meeting.

AUDIT

77.   Appointment of Auditor

Subject to Section 88 of the Act, at the annual general meeting or at a subsequent special general meeting in each year, an independent representative of the Members shall be appointed by them as Auditor of the accounts of the Company.  Such Auditor may be a Member but no Director, Officer or employee of the Company shall, during his or her continuance in office, be eligible to act as an Auditor of the Company.

78.   Remuneration of Auditor

The remuneration of the Auditor shall be fixed by the Company in general meeting or in such manner as the Members may determine, or, by the Board as permitted under the Act.

79.   Vacation of Office of Auditor

If the office of Auditor becomes vacant by the resignation or death of the Auditor, or by the Auditor becoming incapable of acting by reason of illness or other disability at a time when the Auditor’s services are required, the Board shall, as soon as practicable, convene a special general meeting to fill the vacancy thereby created.

80.   Access to Books of the Company

The Auditor shall at all reasonable times have access to all books kept by the Company and to all accounts and vouchers relating thereto, and the Auditor may call on the Directors or Officers of the Company for any information in their possession relating to the books or affairs of the Company.

81.   Report of the Auditor

(1)   Subject to any rights to waive laying of accounts or appointment of an Auditor pursuant to Section 88 of the Act, the accounts of the Company shall be audited at least once in every year.

(2)   The financial statements provided for by these Bye-laws shall be audited by the Auditor in accordance with generally accepted auditing standards.  The Auditor shall make a written report thereon in accordance with generally accepted auditing standards and the report of the Auditor shall be submitted to the Members in general meeting.

(3)   The generally accepted auditing standards referred to in subparagraph (2) of this Bye-law may be those of a country or jurisdiction other than Bermuda.  If so, the financial statements and the report of the Auditor must disclose this fact and name such country or jurisdiction.

NOTICES

82.   Notices to Members of the Company

A notice may be given by the Company to any Member either by delivering it to such Member in person or by sending it to such Member’s address in the Register of Members or to such other address given for the purpose.  For the purposes of this Bye-law, a notice may be sent by mail, courier service, cable, telex, telecopier, facsimile, electronic-mail or other mode of representing words in a legible and non-transitory form.

83.   Notices to Joint Members

Any notice required to be given to a Member shall, with respect to any shares held jointly by two or more Persons, be given to whichever of such Persons is named first in the Register of Members and notice so given shall be sufficient notice to all the holders of such shares.

84.   Service and Delivery of Notice

Any notice shall be deemed to have been served at the time when the same would be delivered in the ordinary course of transmission and, in proving such service, it shall be sufficient to prove that the notice was properly addressed and prepaid, if posted, and the time when it was posted, delivered to the courier or to the cable company or transmitted by telex, facsimile or other method as the case may be.

85.   Certain Subsidiaries

With respect to any subsidiary of the Company that is not a U.S. corporation or that is not treated as a pass-through or disregarded entity for U.S. federal income tax purposes (together, the “Designated Companies”), (i) the board of directors of each such Designated Company shall consist of the persons who have been elected by the Members of the Company by resolution in general meeting as Designated Company Directors and (ii) the Members of the Company by resolution in general meeting may designate the persons to be removed as directors of such Designated Company (the “Removed Company Directors”).

Notwithstanding the general authority set out in Bye-law 2, the Board shall vote all shares owned by the Company in each Designated Company (i) to elect the Designated Company Directors as the directors of such Designated Company and to remove the Removed Company Directors as directors of such Designated Company, and (ii) to ensure that the constitutional documents of such Designated Company require such Designated Company Directors to be elected and such Removed Company Directors to be removed as provided in this Bye-law.  The Board and the Company shall ensure that the constitutional documents of each such Designated Company shall effectuate or implement this Bye-law.  The Company shall also enter into agreements with each such Designated Company to effectuate or implement this Bye-law and take such other actions as are necessary to effectuate or implement this Bye-law.

SEAL OF THE COMPANY

86.   The Seal

The Company may adopt a seal in such form as the Board may from time to time determine.  The Board may adopt one or more duplicate seals for use in or outside Bermuda.

87.   Manner in Which Seal is to be Affixed

(1) A seal may, but need  not be affixed to any deed, instrument, share certificate or document, and if the seal is to be affixed thereto, it shall be attested by the signature of (i) any Director, or (ii) any Officer, or (iii) the Secretary, or (iv) any person authorised by the Board for that purpose.  Any such signature may be printed or affixed by mechanical means on any share certificate, debenture, share or other security certificate.

(2) A Resident Representative may, but need not, affix the seal of the Company to certify the authenticity of any copies of documents.

BENEFITS AND INSURANCE

88.   Benefits and Insurance

(1)   The Board may (by establishment of or maintenance of schemes or otherwise) provide benefits, whether by share options and incentive plans and loans to acquire shares (subject to obtaining any general or specific consent under the provision of Section 96 of the Act), by the payment of gratuities or pensions or by insurance or otherwise, for any past or present Director, Officer or employee of the Company or any of its subsidiaries, or affiliates and for any member of his or her family (including a spouse and a former spouse) or any individual who is or was dependent on him or her, and may (as well before as after he ceases to hold such office or employment) contribute to any fund and pay premiums for the purchase or provision of any such benefit.

(2)   Without prejudice to the provisions of Bye-laws 31 and 32, the Board shall have the power to purchase and maintain insurance for or for the benefit of any individuals who are or were at any time Directors, Officers, or employees of the Company, or of any of its subsidiaries or affiliates, or who are or were at any time trustees of any pension fund in which Directors, Officers or employees of the Company or any such subsidiary or affiliate are interested, including (without prejudice to the generality of the foregoing) insurance against any liability incurred by such individuals in respect of any act or omission in the actual or purported execution or discharge of their duties or in the exercise or purported exercise of their powers or otherwise in relation to their duties, powers or offices in relation to the Company or any such other company, subsidiary or pension fund.

(3)   No Director or former Director shall be accountable to the Company or the Members for any benefit provided pursuant to this Bye-law and the receipt of any such benefit shall not disqualify any individual from being or becoming a Director.

WINDING-UP

89.   Determination to Liquidate/Winding-up/Distribution by Liquidator

Subject to the Act, the Company shall be wound up voluntarily by resolution of the Members; provided, that the Board shall have the power to present any petition and make application in connection with winding up or liquidation of the Company.  If the Company shall be wound up the liquidator may, with the sanction of a resolution of the Members, divide amongst the Members in specie or in kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may, for such purpose, set such value as he or she deems fair upon any property to be divided as aforesaid and may determine how such division shall be carried out as between the Members or different classes of Members.  The liquidator may, with the like sanction, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the Members as the liquidator shall think fit, but so that no Member shall be compelled to accept any shares or other securities or assets whereon there is any liability.

CERTAIN TAX PROVISIONS

90.   Unrelated Business Taxable Income

The Company shall, and shall cause its Designated Companies to, undertake reasonable best efforts to ensure that neither the Company nor any Designated Company realises any income that causes any Member (or any interest holder, whether direct or indirect, in any Member) to realise “unrelated business taxable income” (“UBTI”) as determined under Section 512 of the Code.  The Company shall be deemed to have satisfied its obligation to undertake reasonable best efforts to ensure that a Member (or any interest holder, whether direct or indirect, in any Member) does not realise UBTI solely as a result of the Member being considered a “United States shareholder” (as defined in Section 951(b) of the Code) (but not as specially defined in Section 953(c) of the Code) of the Company by the due implementation of the provisions of Bye-law 51.

ALTERATION OF BYE-LAWS

91.   Alteration of Bye-laws

No Bye-law shall be rescinded, altered or amended and no new Bye-law shall be made until the same has been approved by a resolution of the Board and by a resolution of the Members, in accordance with Bye-law 44.

SCHEDULE - FORM A

Intentionally Omitted

SCHEDULE - FORM B (Bye-law 60)

NOTICE OF LIABILITY TO FORFEITURE FOR NON-PAYMENT OF CALL

You have failed to pay the call of [amount of call] made on the                  day of             , 20    last, in respect of the [number] share(s) [numbers in figures] standing in your name in the Register of Members of the Company, on the          day of         , 20    last, the day appointed for payment of such call.  You are hereby notified that unless you pay such call together with interest thereon at the rate of        per annum computed from the said           day of          , 20    last, on or before the            day of       , 20    next at the place of business of the Company the share(s) will be liable to be forfeited.

Dated this          day of            , 20

[Signature of Secretary]

By order of the Board

SCHEDULE - FORM C (Bye-law 64)

Intentionally Omitted

SCHEDULE - FORM D (Bye-law 68)

TRANSFER BY A PERSON BECOMING ENTITLED ON DEATH/BANKRUPTCY
OF A MEMBER

I/We having become entitled in consequence of the [death/bankruptcy] of [name of the deceased Member] to [number] share(s) standing in the register of members of Montpelier Re Holdings Ltd. in the name of the said [name of deceased Member] instead of being registered myself/ourselves elect to have [name of transferee] (the “Transferee”) registered as a transferee of such share(s) and I/we do hereby accordingly transfer the said share(s) to the Transferee to hold the same unto the Transferee his or her executors administrators and assigns subject to the conditions on which the same were held at the time of the execution thereof; and the Transferee does hereby agree to take the said share(s) subject to the same conditions.

WITNESS our hands this           day of           , 20

Signed by the above-named	)
[Person or Persons entitled]	)
in the presence of:	)

Signed by the above-named	)
[transferee]	)
in the presence of:

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

To Our Shareholders:

The Annual General Meeting of Shareholders of Montpelier Re Holdings Ltd. (the “Company”) will be held at the offices of the Company, Montpelier House, 94 Pitts Bay Road, Pembroke HM 08, Bermuda on May 21, 2008, at 10:30 a.m. Atlantic Daylight Time for the following purposes:

1.	To approve a 13 member Board of Directors (the “Board”) and to elect five Class C directors to the Company’s Board for terms expiring in 2011.

2.	To elect the designated company directors in respect of Montpelier Reinsurance Ltd., a wholly-owned reinsurance company organized under the laws of Bermuda.

3.	To approve the adoption of the Second Amended and Restated Bye-laws of the Company, which would go into effect from the conclusion of the Annual General Meeting.

4.

To appoint PricewaterhouseCoopers, an independent registered public accounting firm, of Hamilton, Bermuda as the Company’s independent auditor for 2008 and to authorize the Company’s Board, acting by the Company’s Audit Committee, to set their remuneration.

5.	To consider such other business as may properly come before the Annual General Meeting or any adjournments thereof.

The Company’s audited financial statements for the year ended December 31, 2007, as approved by the Company’s Board, will be presented at this Annual General Meeting.

The close of business on March 31, 2008 has been fixed as the record date for determining the shareholders entitled to notice of and to vote at the Annual General Meeting or any adjournments thereof.  For a period of at least 10 days prior to the Annual General Meeting, a complete list of shareholders entitled to vote at the Annual General Meeting will be open for examination by any shareholder during ordinary business hours at the offices of the Company at Montpelier House, 94 Pitts Bay Road, Pembroke HM 08, Bermuda.

MONTPELIER RE HOLDINGS LTD.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 21, 2008

The undersigned appoints Thomas G.S. Busher or failing him any other officer of Montpelier Re Holdings Ltd. as proxy, to vote on behalf of the undersigned, all Common Shares of the undersigned at the Annual General Meeting of Shareholders to be held May 21, 2008, and at any adjournment thereof, upon the subjects described in the letter furnished herewith, subject to any directions indicated below.

To approve a 13 member Board of Directors and to elect the following nominees as Class C Directors to the Company’s Board of Directors for terms expiring in 2011:

(01) Clement S. Dwyer, Jr. (02) Candace L. Straight (03) J. Roderick Heller III (04) Ian M. Winchester (05) Christopher L. Harris

To elect the following nominees as designated company directors in respect of Montpelier Reinsurance Ltd., a wholly-owned reinsurance company organized under the laws of Bermuda:

(01) Anthony Taylor, (02) Thomas G.S. Busher, (03) Christopher L. Harris, (04) David S. Sinnott

To approve the adoption of the Second Amended and Restated Bye-laws of the Company, which would go into effect from the conclusion of the Annual General Meeting.

To appoint PricewaterhouseCoopers, an independent registered public accounting firm, of Hamilton, Bermuda as the Company’s independent auditor for 2008 and to authorize the Company’s Board of Directors, acting by the Company’s Audit Committee, to set their remuneration.

Your vote is important!  Please complete, date, sign and return this form to Montpelier Re Holdings Ltd., c/o The Bank of New York, P.O. box 11154, New York, NY 10203-0154  in the accompanying envelope, which does not require postage if mailed in the United States.

This proxy when properly signed will be voted in accordance with the instructions, if any, given hereon.  If this form of proxy is properly signed and returned but no direction is given, the proxy will be voted FOR each proposal listed on the reverse side and in accordance with the proxyholder’s best judgment as to any other business as may properly come before the Annual General Meeting.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

☒	Votes must be indicated (x) in Black or Blue ink.	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

The Board of Directors recommends a vote “FOR” the proposals listed below.

1. To approve a 13 member Board and election of Class C Directors (see reverse) For, except vote withheld from the following nominee(s):	FOR ☐	WITHHELD ☐	3. To approve the adoption of the Second Amended and Restated Bye-laws of the Company, which would go into effect from the conclusion of the Annual General Meeting.	FOR ☐	AGAINST ☐	ABSTAIN ☐

2. Election of Designated Company Directors for Montpelier Re (see reverse) For, except vote withheld from the following nominee(s):	FOR ☐	WITHHELD ☐

4.                      To appoint PricewaterhouseCoopers, an independent registered public accounting firm of Hamilton, Bermuda as the Company’s independent auditor for 2008 and to authorize the Company’s Board, acting by the Company’s Audit Committee, to set their remuneration.

				FOR ☐	AGAINST ☐	ABSTAIN ☐

			5. To consider such other business as may properly come before the Annual General Meeting or any adjournments thereof.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Signature:	Signature:	Date:

The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournment thereof.  Please sign exactly as name appears hereon.  Joint owners should each sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

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FOLD AND DETACH HERE

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